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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HF Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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2 2 5  S O U T H  M A I N  A V E N U E

S I O U X  F A L L S,  S O U T H  D A K O T A  5 7 1 0 4

P H O N E  ( 6 0 5 )  3 3 3 - 7 5 5 6 • F A X ( 6 0 5 ) 3 3 3 - 7 6 2 1

October 15, 2008

Dear Fellow Stockholder:

              On behalf of the Board of Directors of HF Financial Corp. (the "Corporation"), I cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held at 2:00 p.m., Central Standard Time, on November 19, 2008, at the Best Western Ramkota Inn located at 3200 West Maple Street, Sioux Falls, South Dakota.

              Stockholders are being asked to vote upon the election of three directors of the Corporation and to ratify the appointment of Eide Bailly, LLP, as auditors for the Corporation. Your Board of Directors unanimously recommends that you vote FOR each of the nominees for director and FOR the ratification of Eide Bailly, LLP.

              I encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card. This will save the Corporation additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

              Thank you for your attention to this important matter.

Very truly yours,

CURTIS L. HAGE Chairman, President and Chief Executive Officer

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 19, 2008

              Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of HF Financial Corp. (the "Corporation") will be held at 2:00 p.m., Central Standard Time, on November 19, 2008, at the Best Western Ramkota Inn located at 3200 West Maple Street, Sioux Falls, South Dakota.

              A proxy card and the proxy statement for the Meeting are enclosed along with the Corporation's Summary Annual Report and Annual Report on Form 10-K for the fiscal year ended June 30, 2008. The Meeting is for the purpose of considering and acting upon:

  1.
  The election of three directors of the Corporation;

  2.
  The ratification of the appointment of Eide Bailly, LLP, as auditors of the Corporation for the fiscal year ending June 30, 2009; and

  3.
  Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Meeting.

              Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 30, 2008, are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

              A complete list of stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose germane to the Meeting. Such stockholder list will be available for a period of ten days prior to the Meeting and may be examined at any time between 9:00 a.m. and 3:00 p.m. on days that the Corporation is open for business at the principal offices of the Corporation located at 225 South Main Avenue, Sioux Falls, South Dakota 57104. The list will also be available for examination throughout the duration of the Meeting.

              You are requested to complete, sign and date the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed postpaid return envelope or authorize a proxy by telephone or through the internet site designated on the proxy card. The proxy will not be used if you attend and vote at the Meeting in person, although attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

By Order of the Board of Directors,

Pamela F. Russo Corporate Secretary

Sioux Falls, South Dakota
October 15, 2008

IMPORTANT: THE PROMPT RETURN OF PROXY CARDS WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOU MAY ALSO AUTHORIZE A PROXY BY TELEPHONE OR THROUGH THE INTERNET SITE DESIGNATED ON THE PROXY CARD.

PROXY STATEMENT

HF FINANCIAL CORP.
225 South Main Avenue
Sioux Falls, South Dakota 57104

ANNUAL MEETING OF STOCKHOLDERS
November 19, 2008

Introduction

              This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of HF Financial Corp. (the "Corporation") to be used at the Annual Meeting of Stockholders of the Corporation (the "Meeting"), to be held at the Best Western Ramkota Inn, located at 3200 West Maple Street, Sioux Falls, South Dakota, on November 19, 2008, at 2:00 p.m., Central Standard Time, and at all adjournments or postponements of the Meeting. The cost of soliciting proxies will be borne by the Corporation. Directors, officers and employees of the Corporation may, without additional compensation, solicit proxies by mail, facsimile, e-mail, personal interview or telephone. The Corporation does not expect that specially engaged employees or paid solicitors will make the solicitation. Although the Corporation may use such employees or solicitors if the Corporation deems them necessary, the Corporation has not made arrangements or contracted with any such employees or solicitors as of the date of this proxy statement. The accompanying Notice of Meeting, proxy card and this Proxy Statement are first being mailed to stockholders on or about October 15, 2008. Certain of the information provided herein relates to Home Federal Bank (the "Bank"), a wholly owned subsidiary and the primary operating entity of the Corporation.

              At the Meeting, the stockholders of the Corporation are being asked to consider and vote upon the election of three nominees to the Board of Directors of the Corporation and the ratification of the appointment of Eide Bailly, LLP, as the Corporation's independent auditors for the fiscal year ending June 30, 2009, and any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

              The close of business on September 30, 2008 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any and all adjournments or postponements thereof. Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting. The total number of shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock") outstanding on the Record Date was 3,985,665, which are the only securities of the Corporation entitled to vote at the Meeting. Each stockholder is entitled to one vote on all matters to be voted on at the Meeting for each share of Common Stock held in the stockholder's name as of the Record Date.

Voting Rights and Proxy Information

              All shares of Common Stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. Directors will be elected by a plurality of the votes cast at the Meeting by stockholders present in person or represented by proxy. Ratification of the appointment of Eide Bailly, LLP, as the Corporation's independent auditors for the fiscal year ending June 30, 2009, requires the affirmative vote of the majority of the votes cast at the Meeting by stockholders present in person or represented by proxy. The Corporation does not know of any matters other than as described in the Notice of Meeting that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

              If no instructions are indicated, properly executed proxies will be voted FOR election of the nominees for director named herein and FOR the ratification of the appointment of Eide Bailly, LLP. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to a particular proposal and "broker non-votes" will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with regard to such proposal and will have no effect on such proposal. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. One-third of the shares of the Common Stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting.

              A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Corporate Secretary of the Corporation, before the voting at the Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Corporate Secretary of the Corporation before the voting at the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Pamela F. Russo, Corporate Secretary, HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota, 57104.

Security Ownership of Certain Beneficial Owners and Management

              The following table sets forth certain information regarding beneficial ownership of the Common Stock as of September 30, 2008, by (i) each person known to the Corporation to own beneficially more than 5% of the Common Stock, (ii) each director and director nominee of the Corporation, (iii) each officer named in the Summary Compensation Table below (the "Named Executive Officers"), and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power as to the shares shown.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]		Percentage of Outstanding Stock
Jeffrey L. Gendell Tontine Capital Partners, L.P. 31 West 52nd Street, 17th Floor New York, New York 10019	338,949	[2]	8.50%
Dimensional Fund Advisors LP 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	275,839	[3]	6.92%
HF Financial Corp. Employee Stock Ownership Plan 225 South Main Avenue Sioux Falls, South Dakota 57104	219,471	[4]	5.51%
Curtis L. Hage, Chairman, President, Chief Executive Officer and Director	228,809	[5]	5.64%
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer and President, Home Federal Bank	34,752	[6]	*
David A. Brown, Senior Vice President / Community Banking, Home Federal Bank	35,970	[7]	*
Natalie A. Sundvold, formerly Natalie A. Solberg, Senior Vice President /Service & Support, Home Federal Bank	30,510	[8]	*
Brent R. Olthoff, Senior Vice President / Chief Financial Officer and Treasurer, Home Federal Bank	632	[9]	*
Curtis J. Bernard, Director	4,168		*
Charles T. Day, Director	1,327		*
Christine E. Hamilton, Director	5,408		*
Robert L. Hanson, Director	38,957		1.0%
Bill Pederson, Director	19,365	[10]	*
Thomas L. Van Wyhe, Director	15,856		*
Directors and executive officers as a group (17 persons)	451,836	[11]	11.00%

* Indicates individual owns less than one percent of outstanding shares of Common Stock.

1 The number of shares beneficially owned shown in this column includes restricted stock held by directors and executive officers. The directors and executive officers holding restricted stock have the right to vote the shares and to receive dividends on the shares, but do not have the right to dispose of such shares prior to vesting. The aggregate restricted stock holdings of each of the Named Executive Officers as of September 30, 2008 were as follows: Mr. Hage—21,261 shares; Mr. Posegate—12,999 shares; Mr. Brown—7,119 shares; Ms. Sundvold—6,178 shares; and Mr. Olthoff—528 shares.

2 The information regarding beneficial ownership by Mr. Jeffrey L. Gendell is as reported in a Form 13F filed with the Securities and Exchange Commission (the "SEC") on June 30, 2008.

3 The information regarding beneficial ownership by Dimensional Fund Advisors LP. is as reported in a Form 13G filed with the SEC on February 2, 2008.

4 Includes 219,471 shares allocated to the individual accounts of employees, officers and directors, over which shares such individuals are deemed to have sole voting and no investment power. Each participant may instruct the Employee Stock Ownership Plan ("ESOP") trustee, the Bank, as to the voting of the shares allocated to such participant's account under the ESOP.

5 Includes 145,619 shares held directly by Mr. Hage or held by certain members of Mr. Hage's family, over which shares Mr. Hage may be deemed to have sole or shared voting and/or investment power. Also includes awards of 70,232 shares subject to options granted to Mr. Hage under the Corporation's 1991 Stock Option and Incentive Plan, as amended (the "1991 Plan") and the Corporation's 2002 Stock Option and Incentive Plan, as amended (the "2002 Plan") that are currently exercisable or exercisable within 60 days. Also includes 12,958 shares allocated to Mr. Hage's account under the ESOP. Excludes 107,295 shares held solely by Mr. Hage's spouse in and over which he disclaims beneficial interest and voting and/or investment power.

6 Includes 28,581 shares held directly by Mr. Posegate with sole voting and/or investment power. Also includes 5,909 shares subject to options and stock appreciation rights granted to Mr. Posegate under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 262 shares allocated to Mr. Posegate's account under the ESOP.

7 Includes 15,293 shares held directly by Mr. Brown with sole voting and/or investment power. Also includes 19,217 shares subject to options and stock appreciation rights granted to Mr. Brown under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 1,460 shares allocated to Mr. Brown's account under the ESOP.

8 Includes 16,382 shares held directly by Ms. Sundvold with sole voting and/or investment power. Also includes 11,181 shares subject to options and stock appreciation rights granted to Ms. Sundvold under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days. Also includes 2,947 shares allocated to Ms. Sundvold's account under the ESOP.

9 Includes 539 shares held directly by Mr. Olthoff with sole voting and/or investment power. Also includes 93 shares subject to options and stock appreciation rights granted to Mr. Olthoff under the 2002 Plan that are currently exercisable or exercisable within 60 days.

10 Includes 16,945 shares held by Mr. Pederson with sole voting and/or investment power. Also includes 1,815 shares held in The Patan Woyute Trust of which Mr. Pederson is a trustee and 605 shares held by Mr. Pederson's spouse, over which shares Mr. Pederson may be deemed to have shared voting and/or investment power.

11 Includes 310,299 shares held directly by a director or executive officer or held by certain members of the families of the directors and executive officers, or held by trusts of which a director or executive officer is a trustee or substantial beneficiary, over which shares the respective directors and executive officers may be deemed to have sole or shared voting and investment power. Also includes 122,463 shares subject to options and stock appreciation rights granted under the 1991 Plan and 2002 Plan that are currently exercisable or exercisable within 60 days and 24,026 shares allocated under the ESOP.

              As of the record date, directors and executive officers of the Company beneficially owned (excluding currently exercisable options) an aggregate of approximately 451,836 shares of common stock representing 11.00% of our common stock issued and outstanding. The Company believes that its directors and executive officers currently intend to vote their shares in favor of the election of the Class III director nominees and the ratification of Eide Bailly, LLP as the Corporation's independent auditors.

PROPOSAL I—ELECTION OF DIRECTORS

              The Corporation's Board of Directors currently consists of seven members. The Board of Directors is divided into three classes, with one class of directors elected annually. Directors of the Corporation are generally elected to serve for a three-year term and until their respective successors are elected and qualified. All nominees consented to act as a director if elected. If, prior to the Meeting, the Board of Directors learns that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies which would have otherwise been voted for such nominee will be voted for a substitute nominee, if any, elected by the Board.

              Three directors have been nominated by the Nominating and Corporate Governance Committee of the Board of Directors for election to Class III of the Board of Directors at the Meeting to serve for a three-year term ending at the 2011 annual meeting and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). The continuing directors, Class I and Class II directors, will serve until the 2009 annual meeting and 2010 annual meeting, respectively, and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal).

              The accompanying proxy card is intended to be voted for the election of nominees for director named below, unless authority to vote for one or more nominees is withheld as specified on the proxy card. The Board of Directors unanimously recommends that stockholders vote "FOR" each of the three nominees identified below.

Information with Respect to Nominees and Continuing Directors

              The principal occupation and business experience for the last five years and certain other information with respect to each nominee for election as a director and the other directors of the Corporation are set forth below. The information concerning the nominees and the continuing directors has been furnished by them to the Corporation.

Information About Nominees

              CURTIS L. HAGE, age 62, a Class III Director, is the Chairman, President and Chief Executive Officer of the Corporation and Chairman and Chief Executive Officer of the Bank. Mr. Hage was elected Chairman of the Corporation in September 1996 and has held the position of President and Chief Executive Officer of the Corporation since February 1991. Mr. Hage joined the Bank in 1968 and served in various capacities prior to being elected its Chairman and Chief Executive Officer in 1991. Mr. Hage has served as a director of the Corporation since 1992 and the Bank since 1986.

              CHRISTINE E. HAMILTON, age 52, a Class III Director, has served as the Managing Principal of a large diversified farming and ranching operation in central South Dakota since November 2000. She formed the MHCH Foundation, a non profit family foundation established to promote South Dakota and its future in the changing global economy. Ms. Hamilton serves on the boards of directors of a number of other entities, including the SDSU Foundation's governing board, the South Dakota Chamber of Commerce, South Dakota Rural Enterprise, Inc., Northern Great Plains, Inc., SDBio, and represents Hematech on a joint venture board. Ms. Hamilton has served as a director of the Corporation since June 2005 and the Bank since January 2003.

              THOMAS L. VAN WYHE, age 58, a Class III Director, is a District Manager for Trane Company, Omaha, Nebraska and Sioux Falls, South Dakota, an air conditioning and heating sales and service company. He has been employed in various capacities by that organization since 1973 and has held his present position since 1994. Mr. Van Wyhe has served as a director of both the Corporation and the Bank since 1996.

Information About Continuing Directors

              CURTIS J. BERNARD, age 54, a Class I Director, is the owner and founder of Bernard Properties, a company engaged in local and regional economic development in southeast South Dakota and northeast Nebraska. Prior to founding Bernard Properties, from July 2001 to May 2002, Mr. Bernard was a Senior Credit Risk Consultant for TXU Energy, an electric power retailer located in Dallas, Texas. From September 1998 through July 2000, he served as Senior Vice President and Chief Operating Officer for 1st Financial Bank, N. Sioux City, South Dakota. Mr. Bernard was also previously employed with Citibank, serving in various capacities between 1981 and 1998. Mr. Bernard has served as a director for both the Corporation and the Bank since 2004.

              CHARLES T. DAY, age 60, a Class II Director, is the Vice Chair of Twelve-Step Living Corporation, ("TLC") a an organization providing non-medical chemical dependency recovery services. Prior to joining TLC in 2007, Mr. Day was employed as Senior Vice President/Finance and Treasurer for Sanford Health Systems from 2004 through 2007. From 1997 through 2004, Mr. Day was a national consulting partner for tax-exempt health care institutions and also focused on strategic finance, mergers and acquisitions, valuations and other capital formation transactions across a broad spectrum of industries. Mr. Day is also a Certified Public Accountant and was previously employed with Coopers & Lybrand as a tax partner. Mr. Day was elected to the Corporation's Board of Directors in November 2007, and has served as a director for the Bank since September 2007.

              ROBERT L. HANSON, age 62, a Class II Director, is the Chief Executive Officer of Harold's Photo Centers, Sioux Falls, South Dakota, a retail photography and equipment company. He has held such position since 1980. He has served as a director of both the Corporation and the Bank since 1992.

              BILL PEDERSON, age 52, a Class I Director, is Chief Executive Officer of Mesa Corp., Watertown, South Dakota, a wholesale distributor of automotive products. He has held his current position with Mesa Corp. since 1994. Mr. Pederson also previously held the position of Chairman and CEO of PAM Oil, Inc. from 1978 through 2008 at which time Mesa Corp. and PAM Oil, Inc. were combined. He has served as a director of both the Corporation and the Bank since 1996.

              The Corporation owns all of the issued and outstanding shares of capital stock of the Bank and, therefore, the Corporation elects the directors of the Bank.

Meetings of the Board of Directors, Committees of the Board of Directors and Independent Directors

               Meetings of the Corporation's Board of Directors.    The Board of Directors held meetings six times and took written action without meeting three times during fiscal 2008. During fiscal 2008, no incumbent director of the Corporation attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

               Committees of the Board of Directors.    The Board of Directors of the Corporation has a standing Audit Committee, a standing Personnel, Compensation and Benefits Committee and a standing Nominating and Corporate Governance Committee.

              The Audit Committee assists the Board of Directors in fulfilling its oversight duties and responsibilities. Certain of the Audit Committee's specific duties and responsibilities include: overseeing the integrity of the Corporation's financial statements and the audits of such financial statements, accounting and financial reporting processes, disclosure controls and procedures and internal controls over financial reporting; monitoring the independence, qualifications and performance of the Corporation's independent auditors; and providing an avenue of communication among the Corporation's independent auditors, management, the internal auditing department and the Board of Directors.

              For fiscal 2008, the members of the Audit Committee were Directors Hanson (Chairman), Bernard, Hamilton and Van Wyhe, all of whom were "independent directors" as that term is defined in the NASDAQ Marketplace Rules and "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Board of Directors has determined that all four members of the Audit Committee satisfy the independence and other requirements for audit committee membership of the NASDAQ Marketplace Rules and SEC requirements and that Director Bernard is an "audit committee financial expert," as that term is defined in Item 407(d)(5) of Regulation S-K, is an "independent director" as that term is defined the NASDAQ Marketplace Rules and is "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act, pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Board determined that these members acquired such attributes through their experience in preparing, auditing, analyzing or evaluating financial statements containing accounting issues as generally complex as the Company's financial statements. The Audit Committee held four meetings and took written action without meeting six times during fiscal 2008. The Audit Committee acts pursuant to its Amended and Restated Charter, a copy of which is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp.

              For fiscal 2008, the members of the Personnel, Compensation and Benefits Committee were Directors Pederson (Chair), Day, Hamilton and Van Wyhe, all of whom were "independent directors" as that term is defined in the NASDAQ Marketplace Rules. The primary purpose of the Personnel, Compensation and Benefits Committee is to (a) assist the Board of Directors in carrying out its responsibilities with respect to (i) the Corporation's stock option and incentive plans, and (ii) compensation of the Corporation's executive officers, including the chief executive officer, and directors, (b) review the Compensation Discussion and Analysis to be included in the Corporation's annual report or proxy statement, (c) produce an annual report on executive compensation for inclusion in the Corporation's annual report or proxy statement, and (d) fulfill any other responsibilities set forth in this Charter and any additional duties that may be assigned to the PCB Committee by the Board of Directors from time to time. The Personnel, Compensation and Benefits Committee may form one or more subcommittees and, where appropriate, may delegate authority to such subcommittee(s). The Personnel, Compensation and Benefits Committee held two meetings and took written action without meeting one time during fiscal 2008. The Personnel, Compensation and Benefits Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp.

              During fiscal 2008, the members of the Nominating and Corporate Governance Committee were Directors Van Wyhe (Chair), Hamilton and Pederson, through March 31, 2008, and Directors Day (Chair), Bernard, Hanson, and Pederson from April 1, 2008 to present. Each of the directors who served on the Nominating and Corporate Governance Committee during fiscal 2008 or is currently serving on the Nominating and Corporate Governance Committee is an "independent director" as that term is defined in the NASDAQ Marketplace Rules. The Nominating and Corporate Governance Committee is responsible for, among other things, creating and maintaining the overall corporate governance policies for the Corporation, nominating persons to serve on the Board of Directors of the Corporation, determining compensation for non-employee directors, and for overseeing performance evaluations for directors. The Nominating and Corporate Governance Committee held three meetings during fiscal 2008. The Nominating and Corporate Governance Committee acts pursuant to its Amended and Restated Charter, a current copy of which is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp.

               Independent Directors and Nominees.    The Board of Directors has determined that the following directors are "independent directors," as defined by the NASDAQ Marketplace Rules: Curtis J. Bernard, Charles T. Day, Christine E. Hamilton, Robert L. Hanson, William G. Pederson, and Thomas L. Van Wyhe.

Audit Committee Pre-Approval Policies

              Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require audit committees of public companies to pre-approve audit and permissible non-audit services provided by their independent auditors. The Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services are pre-approved. During the fiscal year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Corporation will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee's responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the entire Audit Committee at its next scheduled meeting.

              During the fiscal year ended June 30, 2008, all services rendered by Eide Bailly, LLP, total amounts for which are set forth below under the heading "Report of the Audit Committee", were pre-approved by the Audit Committee in compliance with these procedures.

Stockholder Communications with the Board of Directors and Director Attendance at Annual Meetings

              The Board of Directors has adopted a policy governing communications with the Board of Directors or specified individual directors. Stockholders wishing to communicate with the Board of Directors or any specified individual member of the Board of Directors should send a written communication to the Corporation's Corporate Secretary at the Corporation's principal executive offices: HF Financial Corp., 225 South Main Avenue, Sioux Falls, South Dakota, 57104. Any such written communication must state the number of shares of Common Stock owned by the stockholder.

              The Corporate Secretary will forward any such written communication to the recipient, unless the written communication is (i) abusive or inappropriate, or (ii) related to an improper or irrelevant topic, or (c) not related to the responsibilities or duties of the Board, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal or other action regarding the communication. All such communications shall be kept confidential to the extent possible.

              At each meeting of the Board of Directors, the Corporate Secretary will present a summary of all written communications received since the last Board meeting that were not forwarded to the indicated recipient and will make such written communications available to any director upon request.

              The Corporation does not have a formal policy regarding attendance by members of the Board of Directors at the Corporation's annual meeting of stockholders but the Corporation does encourage its directors to attend its annual meeting of stockholders. All of the Corporation's directors serving at the time of the 2007 annual meeting of stockholders attended such meeting.

Director Nominations

              The Nominating and Corporate Governance Committee of the Board of Directors is responsible for determining what types of backgrounds are needed to help strengthen and balance the Board of Directors and for nominating candidates to fill vacancies accordingly. The Corporation's Certificate of Incorporation sets forth minimum qualifications for directors, providing that no person shall be eligible for election, reelection, appointment or reappointment to the Board of Directors of the Corporation who:

  •
  beneficially owns less than 100 shares of Common Stock;

  •
  has not attained at least 25 years of age;

  •
  has attained 70 years of age or more;

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  has been convicted of any felony;

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  is not eligible for whatever reason to serve on the board of directors of a federally chartered thrift institution; or

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  is at such time adjudicated or otherwise legally declared an incapacitated person by reason of mental weakness.

              In general, the Nominating and Corporate Governance Committee meets quarterly and continuously identifies and maintains a list of potential director nominees. When nominating candidates to the Board of Directors, the Nominating and Corporate Governance Committee may consider, among other things, financial, regulatory and business experience; familiarity with and participation in the communities the Corporation serves; integrity, honesty and reputation; dedication to the Corporation and its stockholders; independence; and any other factors that the Nominating and Corporate Governance Committee deems relevant. Each nominee will be evaluated by the Nominating and Corporate Governance Committee in the context of the Board of Directors as a whole, with the objective of recommending a group of nominees that can best perpetuate the success of the Corporation. The Nominating and Corporate Governance Committee may use a variety of means to identify nominees, including, among other things, recommendations from current directors and management.

              The Nominating and Corporate Governance Committee acts pursuant to its Amended and Restated Charter. Such charter formalized the Corporation's policies regarding director candidates recommended by stockholders. It is the general policy of the Nominating and Corporate Governance Committee that it will consider a director candidate recommended by a stockholder who appears to be qualified to serve on the Board of Directors.

              The Nominating and Corporate Governance Committee has established the following procedures for stockholders to submit such recommendations and only those director candidates recommended in accordance with such procedures will be considered by the Nominating and Corporate Governance Committee:

  •
  if a stockholder would like to recommend a director candidate for the next annual meeting, the stockholder must deliver such recommendation to the Corporation's Corporate Secretary at the Corporation's principal offices no later than the 120th calendar day before the date that the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting, advanced by one year;

  •
  recommendations for candidates must be accompanied by (i) personal information regarding the candidate, including the name of the candidate, a list of the candidate's references, the candidate's resume or curriculum vitae and any information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Schedule 14A under the Exchange Act, (ii) the written consent of the person being recommended to being named in the proxy statement as a nominee and to serving as a director if elected; and (iii) certain information regarding the stockholder making the recommendation, including the stockholder's name and address, as they appear on the Corporation's books, the number and class of shares of the Corporation's capital stock owned, either directly or indirectly, by the stockholder (and, if owned indirectly, a current written statement from the record holder of the stock that reflects ownership in such stock), and a statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such other person;

  •
  a stockholder recommending a candidate may be asked to submit additional information regarding himself or herself or the candidate as determined by the Corporate Secretary or as necessary to satisfy the listing standards of the NASDAQ Stock Market, SEC rules and regulations or any other applicable rules and regulations; and

  •
  if a stockholder's recommendation is received on or before the date set forth above and is accompanied by the information set forth above, the Nominating and Corporate Governance Committee will evaluate such candidate, along with the other candidates being evaluated by the committee, in accordance with these policies, the Amended and Restated Charter of the Nominating and Corporate Governance Committee and any other policies and procedures established by the Nominating and Corporate Governance Committee or the Board of Directors.

              The Nominating and Corporate Governance Committee does not use different standards to evaluate nominees depending upon whether they are proposed by member of the Board of Directors, management of the Corporation or stockholders.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Overview

              The Corporation has no full time employees, relying upon employees of the Bank for the limited services required by the Corporation. All compensation paid to officers and employees is paid by the Bank. This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to (i) the Corporation's Chairman, President and Chief Executive Officer, (ii) the Corporation's Executive Vice President, Chief Financial Officer and Treasurer, (iii) the Bank's Senior Vice President/Community Banking, (iv) the Bank's Senior Vice President/Service & Support and (v) the Bank's Senior Vice President/Chief Financial Officer and Treasurer, which are collectively referred to as our "Named Executive Officers."

              The Personnel, Compensation and Benefits Committee (the "Compensation Committee") is responsible for our executive compensation program. In approving executive compensation, the Compensation Committee is guided by the following philosophy:

  •
  Base salaries should be competitive with respect to the market median. Based upon individual circumstances, individual salary levels may be higher or lower than the market median.

  •
  Total cash compensation (which includes base salary, any cash bonuses and annual cash incentive awards) should be consistent with (i) the market median for results at or near that of the general banking market, and (ii) the 75th percentile or higher for superior performance.

  •
  Long-term incentive awards should align executive interests with stockholders, with equity awards generally being granted upon the Corporation achieving pre-established performance goals and for other general corporate purposes.

  •
  Total direct compensation (which includes cash compensation and equity awards) should be based upon (i) the market median for performance at or near that of the general banking market, and (ii) the 75th percentile or higher for superior performance.

              As pay and performance levels of our peers are not known at the time executive compensation decisions are made, actual executive compensation of the Named Executive Officers may be greater than or less than target compensation levels. It is the Compensation Committee's intent to address variances between performance and compensation with future compensation decisions. Additionally, in order for the Compensation Committee to be responsive to our specific performance and the dynamics of the Banking industry, from time to time, the above philosophies may be changed or not strictly followed.

              Our executive compensation program is designed to accomplish the following objectives:

  •
  Foster a pay-for-performance culture that is based on our financial performance;

  •
  Motivate executives to assume increased responsibility and reward them for their achievement;

  •
  Provide compensation opportunities that are comparable to our peers, allowing us to compete for, and retain, top quality, dedicated executives who are critical to our long-term success; and

  •
  Align executives' interests with our stockholders through equity award opportunities.

              Our executive compensation program consists of elements that are generally constant (fixed pay) and that vary based on corporate performance (variable pay). Accordingly, as our financial performance increases, so does executive compensation. Conversely, if financial performance decreases, executive compensation should also decrease. In 2008, the variable pay component of each Named Executive Officers' total compensation was 45% to 65%, which is consistent with our pay-for-performance objective.

Role of the Personnel, Compensation and Benefits Committee in Setting Executive Compensation

              The Compensation Committee reviews and approves all compensation decisions for the Named Executive Officers, including their annual salaries, incentive awards and any other benefits and perquisites. The Compensation Committee aims to structure executive compensation in a manner that achieves the compensation objectives described above. In approving executive compensation, the Compensation Committee reviews and considers, among other things:

  •
  Our Chairman, President and Chief Executive Officer's recommendations on executive compensation, except for his own compensation;

  •
  Our financial and operating performance, such as our growth in diluted earnings per share (as adjusted) and return on equity;

  •
  Competitive pay information of our peers;

  •
  Historical compensation information of each Named Executive Officer; and

  •
  Recommendations of our independent compensation consultant.

Role of Management in Setting Executive Compensation

              Our Chairman, President and Chief Executive Officer, Curtis L. Hage, regularly attends Compensation Committee meetings, but not executive sessions. In 2008, Mr. Hage advised the Compensation Committee regarding, among other things, (i) the general competitiveness of our executive compensation program, (ii) information on our business strategies and risks, financial results and other measures of operational performance, (iii) the findings of a benchmark analysis and recommendations of our independent compensation consultant, Amalfi Consulting, LLC and

(v) his recommendations on the Named Executive Officers' annual salaries, incentive awards, and other benefits and perquisites, other than himself. Mr. Hage did not make any recommendations to the Compensation Committee regarding the form or amount of his compensation in 2008.

              Mr. Posegate, our Executive Vice President, Chief Financial Officer and Treasurer, together with other members of management, also occasionally attend Compensation Committee meetings, but not executive sessions, for informational purposes upon the request of the Compensation Committee.

Role of the Independent Compensation Consultant

              In May 2008, we engaged Amalfi Consulting, LLC, an independent consulting firm ("Amalfi"), to (i) review our executive compensation program, including performing a benchmark analysis of the Named Executive Officers' annual salaries, cash incentive awards, equity incentive awards, retirement benefits and all other compensation, and (ii) recommend potential improvements to our existing compensation practices. The benchmark analysis was performed utilizing the most recent compensation data of 21 publicly traded financial institutions as further described below.

Benchmarking of Executive Compensation

              Amalfi compared our 2008 executive compensation program against the executive compensation program of the following 21 publicly traded financial institutions:

• Citizens First Bancorp, Inc.	• Dearborn Bancorp Inc.
• First Defiance Financial Corp.	• First Mid-Illinois Bancshares, Inc.
• BankFinancial Corporation	• IBT Bancorp, Inc.
• Horizon Bancorp	• Home Federal Bancorp
• Bank of Kentucky Financial Corp.	• First Business Financial Services
• Hawthorn Bancshares, Inc.	• Ames National Corporation
• German American Bancorp., Inc.	• Meta Financial Group, Inc.
• HMN Financial, Inc.	• NorthWest Indiana Bancorp
• Baylake Corp.	• First Federal Bankshares, Inc.
• Princeton National Bancorp	• MFB Corp.
• LNB Bancorp, Inc.

              The above peer group was selected jointly by Amalfi and the Compensation Committee, primarily based upon the following criteria: assets under management, geographical location and commercial loan portfolio. The Compensation Committee elected not to use the peer group utilized in the Corporation's performance graph for purposes of benchmarking executive compensation, because the Compensation Committee believed the above companies better reflect the competition we face for executive talent.

Elements of Executive Compensation

              At present, our executive compensation program is comprised of the following elements:

  •
  Base salary

  •
  Annual cash incentive award

  •
  Annual long-term incentive award in the form of cash, restricted stock and/or stock appreciation rights

  •
  Severance arrangements

  •
  Retirement benefits

  •
  Employee welfare benefits and other perquisites

              Generally, the Compensation Committee annually reviews each element of compensation individually and considers it collectively with the other elements to ensure each Named Executive Officer's total compensation is consistent with our executive compensation program's objectives.

              Each of the Named Executive Officers has entered into an employment agreement and change-in-control agreement with the Bank as further described below in this Proxy Statement.

               Base Salary    Our Named Executive Officers receive a base level of monthly income for the individual expertise, skills, knowledge and experience they offer to our management team. In July 2007, each of the Named Executive Officer's base salary was increased, except for Mr. Olthoff, as follows:

	Base Salary as of June 30, 2007 ($)	Base Salary as of June 30, 2008 ($)
Curtis L. Hage Chairman, President and Chief Executive Officer of the Corporation	334,000	345,690
Darrel L. Posegate Executive Vice President, Chief Financial Officer and Treasurer of the Corporation	204,230	230,000
David A. Brown Senior Vice President/ Community Banking of the Bank	144,000	149,000
Natalie A. Sundvold Senior Vice President/ Service & Support of the Bank	119,250	122,000
Brent R. Olthoff Senior Vice President/Chief Financial Officer of the Bank[1]	120,000	120,000

1Mr. Olthoff joined the Bank on April 23, 2007.

              Except for Mr. Posegate and Mr. Olthoff, the Named Executive Officers' base salary was adjusted to reflect cost-of-living increases and merit awards based on the executive's performance of his or her key responsibilities and duties. Mr. Posegate's base salary was increased in recognition of his increasing authority and responsibilities relative to those of the other Named Executive Officers. Mr. Olthoff's base salary remained unchanged due his recent employment with the Bank.

               Annual Cash Incentive Awards    Annual cash incentive awards are made pursuant to the Bank's Short-Term Incentive Plan. The purpose of the Short-Term Incentive Plan is to motivate, reward and retain key executives, including the Named Executive Officers, by providing them competitive compensation opportunities based upon the Corporation's achievement of pre-established financial goals.

              At the beginning of each fiscal year, the Compensation Committee establishes the financial goals pursuant to which cash incentive awards are made under the Short-Term Incentive Plan, together with the payout ranges for each Named Executive Officer upon the Corporation's achievement of such financial goals. For 2008, cash incentive awards were based upon the Corporation's diluted earnings per share (as adjusted) and the payout ranges were stated as a percentage of the mid-point of each Name Executive Officer's pay grade. This mid-point was $319,300, $254,410, $144,200, $144,200, and $113,300 ("Salary Mid-Point") for Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold, respectively. No cash incentive awards are paid unless the Corporation achieves a threshold level of performance, which in 2008 was 6% growth in diluted earnings per share (as adjusted). The cash incentive awards are paid promptly following the Audit Committee's acceptance of the Corporation's audited financial statements for the applicable fiscal year.

              Under the terms of the Short-Term Incentive Plan, the Compensation Committee has discretion to adjust the Corporation's diluted earnings per share to (i) exclude from the calculation thereof any single event that resulted in a 10% impact on the earnings component of such calculation, and (ii) adjust the calculation thereof as the result of significant or material events.

              The Compensation Committee established the following 2008 payout ranges based upon the Corporation achieving growth in diluted earnings per share beyond a baseline of $1.07, which was the Corporation's diluted earnings per share in 2007, as adjusted to exclude the impact of (i) gain on sale of branches, (ii) short-term and long-term cash awards, and (iii) the impact of the acceleration of FAS 91 fees associated with the refinancing of the Corporation's existing trust preferred securities (referred to herein as "Adjusted EPS"):

              Each of Curtis L. Hage and Darrel L. Posegate could have earned an award of:

  •
  10% of his respective Salary Mid-Point, if growth in Adjusted EPS is equal to or greater than 6%;

  •
  40% of his respective Salary Mid-Point, if growth in Adjusted EPS is equal to or greater than 10%; or

  •
  60% of his respective Salary Mid-Point, if growth in Adjusted EPS is equal to 18%.

              Each of David A. Brown, Natalie A. Sundvold and Brent R. Olthoff could have earned an award of:

  •
  6.25% of his or her respective Salary Mid-Point, if growth in Adjusted EPS is equal to or greater than 6%;

  •
  25% of his or her respective Salary Mid-Point, if growth in Adjusted EPS is equal to or greater than 10%; or

  •
  37.5% of his or her respective Salary Mid-Point, if growth in Adjusted EPS is equal to 18%.

              To the extent the Corporation's growth in Adjusted EPS exceeds 18%, the payout percentage for each of the Named Executive Officers is increased by an amount equal to five basis points for each one basis point that such growth in Adjusted EPS exceeds 18%. For example, if actual growth in Adjusted EPS is 20%, the applicable annual cash incentive award for Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold would be 70%, 70%, 47.5%, 47.5% and 47.5%, respectively, of their respective Salary Mid-Point. Under the Short-Term Incentive Plan, cash incentive awards are prorated to the extent that actual growth in Adjusted EPS falls between designated target levels.

              "Diluted earnings per share" was a focus of the Board and management during 2008, bears a direct relationship to our business plan and is a direct measurement of our underlying profitability. Paying annual cash incentive awards based upon diluted earnings per share (as adjusted) is meant to align our executives' interests with our stockholders, as well as foster a pay-for-performance culture. For purposes of calculating cash incentive awards, the Compensation Committee adjusts "diluted earnings per share" in order to provide a measure of performance that reflects the influence and contributions of each executive on a relatively equal basis and to exclude one time events.

              In setting the above payout ranges and Adjusted EPS growth levels, the Compensation Committee considered (i) standards of its peers, and (ii) the capacity to reward superior performance, when and if achieved. Additionally, Messrs. Hage and Posegate were eligible to earn a greater cash incentive award than the other Named Executive Officers as a result of their greater roles and responsibilities within the Corporation and the Bank.

              For 2008, the Corporation's Adjusted EPS was $1.47, which has been adjusted to exclude the impact of the acceleration of FAS 91 fees associated with the refinancing of the Corporation's existing trust preferred securities. The Corporation's 2008 Adjusted EPS of $1.47 is a 37% increase over its 2007 Adjusted EPS of $1.07. Accordingly, Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold were entitled to a cash incentive award under the Short-Term Incentive Plan equal to 155%, 155%, 132.5%, 132.5%, and 132.5%, respectively, of their respective Salary Mid-Point. See the "Summary Compensation Table" set forth below for actual cash incentive awards paid to the Named Executive Officers in 2008.

               Annual Long-Term Incentive Awards    Annual long-term incentive awards are made pursuant to the Bank's Long-Term Incentive Plan. The purpose of the Long-Term Incentive Plan is to reward key employees for the attainment of long-term goals of the Corporation. Generally, awards are payable in the form of cash, stock appreciation rights and/or restricted stock. Equity awards granted under the Long-Term Incentive Plan are issued from the pool of shares reserved for issuance under the Corporation's 2002 Stock Option and Incentive Plan and are governed by the terms of such plan.

              At the beginning of each fiscal year, the Compensation Committee establishes the financial goals pursuant to which incentive awards are made under the Long-Term Incentive Plan, together with the payout ranges for each Named Executive Officer upon the Corporation's achievement of such financial goals. For 2008, payment of long-term incentive awards was based upon the Corporation's return on equity and the payout ranges were stated as a percentage of each Named Executive Officer's Salary Mid-Point (as defined above). No long-term incentive awards are paid unless the Corporation achieves a threshold level of performance, which in 2008 was an 8.5% return on equity. The long-term incentive awards are awarded promptly following the Audit Committee's acceptance of the Corporation's audited financial statements for the applicable fiscal year.

              For 2008, the Compensation Committee determined that incentive awards under the Long-Term Incentive Plan would be allocated:

  •
  50% in the form of restricted stock and 50% in the form of stock appreciation rights settled in our common stock ("SARs") with respect to awards made to Darrel L. Posegate, David A. Brown, Natalie A. Sundvold and Brent R. Olthoff; and

  •
  100% in the form of cash with respect to awards made to Curtis L. Hage.

In determining the allocation of awards between cash, restricted stock and SARs, the Compensation Committee considered (i) the appropriate balance between awards for past performance and incentives for future performance, (ii) overall risk of the pay package, and (iii) award sizes in prior years. Each Named Executive Officer's current holdings of our common stock were not considered. With respect to the Chairman, President and Chief Executive Officer, the Compensation Committee determined that cash awards, in lieu of equity awards, would provide a more appropriate form of incentive compensation in light of Mr. Hage's level of tenure.

              Generally, restricted stock awards and SARs granted under the Long-Term Incentive Plan vest in one-fourth annual increments, beginning on the first anniversary of their grant date. The vesting schedule was strategically chosen to be competitive and enhance our retention efforts. The exercise price of the stock appreciation rights is equal to the closing sale price of our common stock on the date of grant. The restricted stock awards do not have an exercise price. Dividends are paid on restricted stock awards at the same rate as our common stock. Dividends are not paid on stock appreciation rights.

              For 2008, the Compensation Committee established the following payout ranges based upon the Corporation achieving a minimum return on equity ("ROE") of 8.5%:

              Curtis L. Hage and Darrel L. Posegate could have each earned an award of:

  •
  10% of his respective Salary Mid-Point, if ROE is equal to or greater than 8.5%;

  •
  30% of his respective Salary Mid-Point, if ROE is equal to or greater than 11%;

  •
  45% of his respective Salary Mid-Point, if ROE is equal to or greater than 13.5%; or

  •
  a maximum bonus of 60% of his respective Salary Mid-Point, if ROE is equal to or greater than 17%.

              David A. Brown, Natalie A. Sundvold and Brent R. Olthoff could have each earned an award of:

  •
  6.5% of his or her respective Salary Mid-Point, if ROE is equal to or greater than 8.5%;

  •
  20% of his or her respective Salary Mid-Point, if ROE is equal to or greater than 11%;

  •
  30% of his or her respective Salary Mid-Point, if ROE is equal to or greater than 13.5%; or

  •
  a maximum bonus of 40% of his or her respective Salary Mid-Point, if ROE is equal to or greater than 17%.

              Under the Long-Term Incentive Plan, incentive awards are prorated to the extent that actual ROE falls between designated target levels. In calculating ROE, the Compensation Committee may exercise discretion to (i) exclude from the calculation thereof any single event that results in a 10% impact on the earnings component of such calculation, and (ii) adjust the calculation thereof as the result of significant or material events. During 2008, the Compensation Committee did not exercise the above discretion.

              "Return on equity" was a focus of the Board and management during 2008, bears a direct relationship to our business plan and is a direct measurement of our underlying profitability. Paying long-term incentive awards based upon return on equity is meant to align our executives' interests with our stockholders, as well as foster a pay-for-performance culture.

              In setting the above payout ranges and the ROE performance levels, the Compensation Committee considered (i) standards of its peers, and (ii) the capacity to reward superior performance, when and if achieved. Additionally, Messrs. Hage and Posegate were eligible to earn a greater long-term incentive award than the other Named Executive Officers as a result of their greater roles and responsibilities within the Corporation and the Bank.

              For 2008, the Corporation's ROE was 9.1%. Accordingly, Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold were each entitled to a long-term incentive award equal to 14.8%, 14.8%, 9.74%, 9.74%, and 9.74%, respectively, of their respective Salary Mid-Point. See the "Grants of Plan-Based Awards for 2008" table set forth below for actual long-term incentive awards paid in cash to Mr. Hage and in restricted stock and SARs to the other Named Executive Officers in 2008.

               Severance Arrangements    Each of the Named Executive Officers has entered into an employment agreement and change-in-control agreement with the Bank. See "Employment Agreements" and "Potential Payments Upon Termination or a Change-in-Control" for a detail discussion of the terms and conditions of these agreements.

               Retirement Benefits    The Bank provides retirement benefits to all of its employees, including the Named Executive Officers, through the following plans:

  •
  HF Financial Corp. Pension Plan, a defined benefit pension plan (the "Pension Plan");

  •
  HF Financial Corp. Employee Stock Ownership Plan (the "ESOP"); and

  •
  HF Financial Corp. 401(k) Plan (the "401(k) Plan").

              In addition to the above, Mr. Hage participates in the HF Financial Corp. Excess Pension Plan, an unfunded non-qualified excess pension plan (the "Excess Pension Plan"). In 1998, the Bank and Mr. Hage also entered into the Amended and Restated Deferred Compensation Agreement (the "Deferred Compensation Agreement"). As of June 30, 2008, we are no longer granting shares of our common stock to any Bank employees under the ESOP.

              The above plans, as well as the Deferred Compensation Agreement, are designed in combination to provide an appropriate level of replacement income upon retirement. Further discussion of these plans and the Deferred Compensation Agreement is set forth below in this Proxy Statement.

               Employee Welfare Benefits and Other Perquisites    The Named Executive Officers are eligible to participate in the Bank's flexible benefits plans, which are generally available to all Bank employees. Under these plans, all employees are entitled to medical, dental, life insurance and long-term disability coverage. Additionally, all of the Bank employees are entitled to vacation, sick leave and other paid holidays. The Compensation Committee believes that the Corporation's commitment to provide the employee benefits summarized above recognizes that the health and well-being of our employees contribute directly to a productive and successful work life that enhances results for the Corporation and its stockholders.

              In addition to the employee welfare benefits discussed above, the Named Executive Officers receive the following perquisites:

  •
  401(k) matching contributions

  •
  Country Club Dues

  •
  Travel reimbursement for spouses to attend certain events

  •
  Parking

              The Compensation Committee has determined to offer the above-described perquisites in order to attract and retain the Named Executive Officers by offering compensation opportunities that are competitive with the Corporation's peers. The Compensation Committee believes these benefits and perquisites provide a more tangible incentive than an equivalent amount of cash compensation. In determining total compensation payable to the Named Executive Officers in 2008, the Compensation Committee considered these benefits and perquisites. However, as these benefits and perquisites represent a relatively insignificant portion of the Named Executive Officers' total compensation, they did not materially influence the Compensation Committee's decision in setting such executive's total compensation.

              See the "Summary Compensation Table" set forth below for a description of the benefits and perquisites received by the Named Executive Officers in 2008.

Tax Considerations

              Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation the Corporation may deduct for federal income tax purposes in any one year with respect to the Corporation's Chief Executive Officer and the next three most highly compensated officers, excluding the Chief Financial Officer. However, compensation that is "performance-based," which is compensation that is paid pursuant to pre-established objective performance goals that are based on criteria approved by the stockholders and is determined and administered by the Compensation Committee according to related regulations, is excluded from this $1,000,000 limitation and is deductible by the Corporation. All of the Named Executive Officers' compensation in 2008 was deductible by the Corporation.

Equity Grant Practices

              The Compensation Committee has approved, or recommended to the Board of Directors for approval, all grants of equity compensation to the Named Executive Officers. The Corporation does not have a formal policy on timing of equity grants in connection with the release of material non-public information to affect the value of compensation. In the event that material non-public information becomes known to the Compensation Committee prior to granting equity awards, the Compensation Committee will take the existence of such information under advisement and make an assessment in its business judgment whether to delay the grant of the equity award in order to avoid any impropriety.

Executive Compensation in 2009

              In July 2008, each of the Named Executive Officer's base salary was increased as follows:

	Base Salary as of June 30, 2008 ($)	Base Salary as of July 1, 2008 ($)
Curtis L. Hage	345,690	359,600
Darrel L. Posegate	230,000	239,200
David A. Brown	149,000	155,000
Natalie A. Sundvold	122,000	126,900
Brent R. Olthoff	120,000	132,000

Personnel, Compensation and Benefits Committee Report

              The Personnel, Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Personnel, Compensation and Benefits Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

              HF Financial Inc. Personnel, Compensation and Benefits Committee

2008 Members

William G. Pederson (Chair)
Charles T. Day
Christine E. Hamilton
Thomas L. Van Wyhe

 EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table summarizes total compensation paid or earned by our Named Executive Officers who served in such capacities during 2007 and 2008.

              Based on the fair value of incentive equity awards granted to the Named Executive Officers in 2008, (i) the base salaries of our Named Executive Officers for 2008 accounted for approximately 29%, 31%, 35%, 37% and 36% of the total compensation of Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold, respectively, and (ii) cash incentive awards paid to our Named Executive Officers under the Short-Term Incentive Plan (and also paid to Mr. Hage under the Long-Term Incentive Plan) for 2008 accounted for approximately 45%, 53%, 45%, 59% and 45% of the total compensation of Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold, respectively.

Summary Compensation Table for 2007 and 2008

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)[1] (e)	Option/ SAR Awards ($) (f)[1]	Non-Equity Incentive Plan Compensation ($)[2] (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)[3] (h)	All Other Compensation ($)[4] (i)	Total ($) (j)
Curtis L. Hage, Chairman and Chief Executive Officer of the Corporation	2008	345,690	0	135,157	0	542,171	127,436	58,373	1,208,827
	2007	334,000	0	143,526	8,759	282,100	69,098	34,006	871,225
Darrel L. Posegate, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation	2008	230,000	0	72,844	5,429	394,336	16,485	23,668	742,762
	2007	204,230	0	72,412	6,368	178,544	14,429	21,222	497,205
David A. Brown, Senior Vice President/ Community Banking of the Bank	2008	149,000	0	41,766	2,387	191,065	16,887	19,292	420,397
	2007	144,000	0	43,990	3,356	76,300	11,339	17,497	296,442
Natalie A. Sundvold, Senior Vice President/ Service & Support of the Bank	2008	122,000	0	35,349	1,876	150,123	13,854	11,499	334,701
	2007	119,250	0	36,572	2,861	59,950	9,494	8,890	237,017
Brent R. Olthoff, Senior Vice President/ Chief Financial Officer of the Bank[5]	2008	120,000	0	20	201	191,065	7,963	7,088	326,337
	2007	23,077	0	0	0	12,717	0	415	36,209

1Reflects the dollar amount recognized for financial statement reporting purposes with respect to 2008 and 2007, respectively, in compliance with FAS 123R, for restricted stock, stock options and stock appreciation rights granted in 2003 through 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 16 of the Notes to Consolidated Financial Statements in our

Form 10-K for the fiscal year ended June 30, 2008. These amounts reflect the Corporation's accounting expense for these awards and do not correspond to the actual value that will be recognized by the Named Executive Officers with respect to these awards. See the "Grants of Plan-Based Awards in Fiscal 2008" table for information on awards made in 2008. These grants were made under the Corporation's Long-Term Incentive Plan.

2For 2008, reflects the cash incentive awards to (i) Mr. Hage under the Company's Long-Term Incentive Plan and Short-Term Incentive Plan of $47,256 and $494,915, respectively, and (ii) the other Named Executive Officers under the Company's Short-Term Incentive Plan. Mr. Hage was the only Named Executive Officer that received a cash incentive award under the Company's Long-Term Incentive Plan in 2008.

For 2007, reflects the cash incentive awards to (i) Mr. Hage under the Company's Long-Term Incentive Plan and Short-Term Incentive Plan of $43,400 and $238,700, respectively, and (ii) the other Named Executive Officers under the Company's Short-Term Incentive Plan. Mr. Hage was the only Named Executive Officer that received a cash incentive award under the Company's Long-Term Incentive Plan in 2007.

3Reflects (i) the net increase in the actuarial present value of the Named Executive Officers' accumulated benefits under the Company's Pension Plan and Excess Pension Plan, as applicable, and (ii) above-market interest (interest in excess of 120% of the federal long-term rate) on deferred compensation of Mr. Hage under his Deferred Compensation Agreement. The amounts attributed to items (i) and (ii) are set forth immediately below:

		Increase in Actuarial Present Value of Pension Benefits		Above Market Interest on Deferred Compensation ($)
Name		Pension Plan ($)	Excess Pension Plan ($)
Curtis L. Hage	2008	132,925	(7,748)	2,259
	2007	49,172	18,350	1,576
Darrel L. Posegate	2008	16,485	0	0
	2007	14,429	0	0
David A. Brown	2008	16,887	0	0
	2007	11,339	0	0
Natalie A. Sundvold	2008	9,494	0	0
	2007	13,854	0	0
Brent R. Olthoff	2008	7,963	0	0
	2007	0	0	0

4Set forth below is a detail summary of the amounts included under the "All Other Compensation" column for 2008:

	All Other Compensation for 2008A
Name	401k Plan Matching Contribution ($)	Pension Plan Contribution ($)B	Cost of ESOP Share Allocation ($)	Country Club Dues ($)	Travel Reimbursement ($)C	Parking ($)	Consideration for executing new employment agreement in 2008 ($)	Total Other Compensation ($)
Curtis L. Hage	9,584	39,623	1,355	5,752	859	900	300	58,373
Darrel L. Posegate	8,050	6,533	1,135	5,752	1,898	0	300	23,668
David A. Brown	6,768	5,789	923	5,512	0	0	300	19,292
Natalie A. Sundvold	4,908	4,967	780	544	0	0	300	11,499
Brent R. Olthoff	3,981	3,107	0	0	0	0	0	7,088

AAll amounts reported are based upon the Corporation's direct costs in providing the listed perquisites.

BFor Mr. Hage, includes contributions to the Pension Plan and Excess Pension Plan of $32,783 and $6,840, respectively. No other Named Executive Officers participated in the Excess Pension Plan in 2008. For Messrs. Posegate, Brown and Olthoff and Ms. Sundvold includes contributions to the Pension Plan.

CThe Bank reimburses travel expenses for a spouse to attend special events if attendance at the event is considered to have a business purpose or is important to the success the event.

5Mr. Olthoff joined the Bank in April 2007.

Employment Agreements

              The Corporation, through its wholly owned subsidiary, the Bank, has entered into an employment agreement and change-in-control agreement with each of the Named Executive Officers. Each of the employment agreements have a current term of one year, which automatically renews on July 1 for an additional year unless, on or before March 1 of the applicable year, either the Bank or the executive elects to terminate the employment agreement. In the event an executive terminates his or her employment agreement, his or her respective change-in-control agreement will also terminate.

              Under the employment agreements, Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold are each guaranteed a base salary of no less than $334,000, $210,000, $144,000, $120,000 and $119,250, respectively, which may be subsequently increased as determined appropriately by the Compensation Committee. In addition to base salary, under the employee agreements each executive officer is entitled to:

  •
  participate in the Bank's executive incentive plans, and

  •
  all other benefits generally made available to the Bank's other employees (including, but not limited to, group term life insurance, medical, dental and disability coverage, paid personal time off and certain retirement benefits).

              Under the terms of the employment agreements, the Bank has the right to immediately terminate each Named Executive Officer for "cause" (as defined below). Additionally, the Bank may, in its reasonable discretion, terminate each executive if he or she is absent from work for a period of time or in a manner that materially affects the functioning of the executive's department or direct or indirect reports; provided, however, that the Bank may not terminate Mr. Hage for absence resulting from approved/excused extended vacation, leave of absence or temporary relocation. Either the Bank or the executive may terminate his or her employment agreement at any time upon sixty days written notice. Additionally, each executive's employment under his or her employment agreement automatically terminates upon his or her death, with such termination being effective as of the last day of the month in which the death occurs. For a detailed description of the severance provisions contained in the Named Executive Officers' employment agreements, please refer to "Potential Payments Upon Termination or a Change-in-Control" set forth below.

Grants of Plan-Based Awards for 2008

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[2]			Estimated Future Payouts Under Equity Incentive Plan Awards[3]
Name (a)	Award Type[1]	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	Exercise or Base Price of SAR Awards ($/Sh) (k)	Grant Date Fair Value of Stock and SAR Awards ($)[4] (l)
Curtis L. Hage
S-T Incentive Plan	Cash	7/25/07	31,930	127,720	—
L-T Incentive Plan	Cash	7/25/07	31,930	95,790	191,580
Darrel L. Posegate
S-T Incentive Plan	Cash	7/25/07	25,441	101,764	—
L-T Incentive Plan	RS	7/25/07				865	2,594	5,189	14.71	18,829
L-T Incentive Plan	SAR	7/25/07				865	2,594	5,189	14.71	18,826
David A. Brown
S-T Incentive Plan	Cash	7/25/07	9,013	36,050	—
L-T Incentive Plan	RS	7/25/07				319	980	1,961	14.71	7,017
L-T Incentive Plan	SAR	7/25/07				319	980	1,961	14.71	7,023
Natalie A. Sundvold
S-T Incentive Plan	Cash	7/25/07	7,081	28,325	—
L-T Incentive Plan	RS	7/25/07				250	770	1,540	14.71	5,516
L-T Incentive Plan	SAR	7/25/07				250	770	1,540	14.71	5,519
Brent R. Olthoff
S-T Incentive Plan	Cash	7/25/07	9,013	36,050	—
L-T Incentive Plan	RS	7/25/07				319	980	1,961	14.71	7,017
L-T Incentive Plan	SAR	7/25/07				319	980	1,961	14.71	7,023

1Award type:
     Cash = cash incentive award
     RS = restricted stock award
     SAR = stock appreciation right settled in our common stock

2Reflects (i) the range of annual cash incentive awards payable to all Named Executive Officers under the Bank's Short-Term Incentive Plan ("S-T Incentive Plan"), and (ii) the range of the annual long-term incentive award payable in cash to Mr. Hage under the Bank's Long-Term Incentive Plan ("L-T Incentive Plan").

As further discussed in the Compensation Discussion and Analysis ("CD&A") section of this Proxy Statement, under the S-T Incentive Plan, the Named Executive Officers may earn cash incentive awards upon the Corporation achieving certain growth in diluted earnings per share (as adjusted). The payout ranges of the cash incentive award are stated as a percentage of the Named Executive Officer's Salary Mid-Point (as defined in the CD&A section of this Proxy statement). In 2008, the Corporation had to achieve a minimum threshold of 6% growth in diluted earnings per share (as adjusted) for any cash incentive awards to be paid to the Named Executive Officers. To the extent the Corporation's growth in diluted earnings per share (as adjusted) exceeds 18% in 2008, the payout percentage for each of the Named Executive Officers is increased by an amount equal to five basis points for each one basis point that such growth exceeds 18%. Thus, there is no maximum payout. Under the S-T Incentive Plan, Messrs. Hage, Posegate, Brown and Olthoff and Ms. Sundvold each received actual cash incentive awards of $494,915, $394,336, 191,065, 191,065 and 150,123, respectively, as further reflected in the "Non-Equity Incentive Plan Compensation" column of the above "Summary Compensation Table."

3Reflects the range of restricted stock awards and stock appreciation rights payable to all of the Named Executive Officers, except for Mr. Hage, under the Bank's Short-Term Incentive Plan. As further discussed in the CD&A section of this Proxy Statement, the Named Executive Officers may earn long-term incentive awards in the form of cash, restricted stock and/or stock appreciation rights upon the Corporation achieving certain return on equity goals. The payout ranges of the long-term incentive awards are stated as a percentage of the Named Executive Officer's Salary Mid-Point. The minimum threshold is

8.5% return on equity and the maximum threshold is 17% return on equity. Under the L-T Incentive Plan, (i) Mr. Hage's incentive award is paid in cash as further discussed in footnote 1 above, and (ii) Messrs. Posegate, Brown and Olthoff and Ms. Sundvold incentive award is paid 50% in restricted stock and 50% in stock appreciation rights settled in our common stock.

Under the L-T Incentive Plan, Messrs. Posegate, Brown and Olthoff and Ms. Sundvold each received restricted stock awards of 1,280, 477, 477 and 375 shares, respectively, and 9,139, 3,409, 3,409 and 2,679, stock appreciation rights, respectively. These awards vest in 25% increments annually beginning on the first anniversary of their grant date. The exercise price of the stock appreciation rights is equal to the closing sale price of our common stock on the date of grant. The restricted stock awards do not have an exercise price. Dividends are paid on restricted stock awards at the same rate as our common stock. Dividends are not paid on stock appreciation rights.

4Represents the full grant date fair value determined pursuant to FAS 123R as reflected in the Corporation's financial statements, based upon the number of shares of restricted stock and stock appreciation rights, as applicable, granted and the closing market price of the Corporation's common stock on the date of grant, which was $14.71 on September 10, 2008.

Outstanding Equity Awards at Fiscal Year-End, June 30, 2008

		Option/SAR Awards(1)							Stock Awards
Name (a)	Grant Date	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable (b)		Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options/SARs (#) (d)	Option/ SAR Exercise Price ($) (e)	Option/ SAR Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2) (h)
Curtis L. Hage	9/9/98	20,264	[5]	-0-			12.71	9/9/2008
	9/13/00	21,191		-0-			7.75	9/13/2010
	9/11/01	12,355		-0-			10.33	9/11/2011
	9/11/02	13,667		-0-			9.92	9/11/2012
	9/10/03	6,354		-0-			14.75	9/10/2013	1,589	[5]	25,901
	9/8/04	16,665		-0-			14.88	9/8/2014	11,111	[6]	181,109
	9/26/05	-0-		-0-					23,556	[7]	383,963
Darrel L. Posegate	9/10/03	-0-		-0-					816	[5]	13,301
	9/8/04	2,777		-0-			14.88	9/8/2014	5,556	[6]	90,563
	9/26/05	-0-		-0-					11,778	[7]	191,981
	9/13/06	851		2,559	[3]		16.00	9/13/2016	498	[3]	8,117
	9/12/07	-0-		5,715	[4]		16.10	9/12/2017	1,008	[4]	16,430
David A. Brown	9/13/00	3,972		-0-			7.75	9/13/2010
	9/11/01	3,539		-0-			10.33	9/11/2011
	9/11/02	3,934		-0-			9.92	9/11/2012
	9/10/03	1,849		-0-			14.75	9/10/2013	463	[5]	7,547
	9/8/04	4,514		-0-			14.88	9/8/2014	3,010	[6]	49,063
	6/26/05	-0-		-0-					7,010	[7]	114,263
	9/13/06	420		1,266	[3]		16.00	9/13/2016	246	[3]	4,010
	9/12/07	-0-		2,268	[4]		16.10	9/12/2017	400	[4]	6,520
Natalie A. Sundvold	9/9/98	2,026		-0-			12.71	9/9/2008
	9/13/00	914		-0-			7.75	9/13/2010
	9/11/01	1,536		-0-			10.33	9/11/2011
	9/11/02	2,126		-0-			9.92	9/11/2012
	9/10/03	1,525		-0-			14.75	9/10/2013	382	[5]	6,227
	9/8/04	3,973		-0-			14.88	9/8/2014	2,648	[6]	43,162
	9/26/05	-0-		-0-					6,170	[7]	100,571
	9/13/06	332		993	[3]		16.00	9/13/2016	192	[3]	3,130
	9/12/07	-0-		1,782	[4]		16.10	9/12/2017	314	[4]	5,118
Brent Olthoff	9/12/07	-0-		378	[4]		16.10	9/12/2017	67	[4]	1,092

1Stock options and stock appreciation rights settled in our common stock are included in these columns.

2Market value of the unvested restricted stock is based upon the closing sale price of our common stock on June 30, 2008 of $16.30, which was the last business day of the 2008 fiscal year.

3The award vests 25% on 9/13/2008, 25% on 9/13/2009, and 25% on 9/13/2010.

4The award vests 25% on 9/12/2008, 25% on 9/12/2009, 25% on 9/12/2010, and 25% on 9/12/2011.

5The award vests on 9/10/2008.

6The award vests 33 1/3% on 9/8/2008 and 33 1/3% on 9/8/2009.

7The award vests 33 1/3% on 9/26/2008, 33 1/3% on 9/26/2009, and 33 1/3% on 9/26/2010.

Option Exercises and Stock Vested in 2008

	Option Awards[1]		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized On Exercise ($)[2] (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($)[3] (e)
Curtis L. Hage	4,565	16,328	8,283	137,404
Darrel L. Posegate	-0-	-0-	4,313	71,172
David A. Brown	-0-	-0-	2,751	45,247
Natalie A. Sundvold	1,661	3,113	1,839	30,497
Brent R. Olthoff	-0-	-0-	-0-	-0-

1These columns reflect only the exercise of stock options by the Named Executive Officers. In 2008, none of the Named Executive Officers exercised any stock appreciation rights.

2The value realized on exercise of stock options is based upon the difference between the market price of our common stock on the date of exercise and the exercise price of the stock options.

3The value realized on vesting of the restricted stock is based upon the market price of our common stock on the applicable vesting date.

              The following table shows the actuarial present value of accumulated benefits payable to each of our Named Executive Officers under the Corporation's Pension Plan and Excess Pension Plan determined consistent with the valuation method and assumptions described in Note 14 of the Notes to Consolidated Financial Statements in our Form 10-K for the fiscal year ended June 30, 2008.

2008 Pension Benefits

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Curtis L. Hage	HF Financial Corp. Pension Plan	37	908,319	0
	HF Financial Corp. Excess Pension Plan	13	69,554	0
Darrel L. Posegate	HF Financial Corp. Pension Plan	7	78,400	0
David A. Brown	HF Financial Corp. Pension Plan	9	87,151	0
Natalie A. Sundvold	HF Financial Corp. Pension Plan	14	74,415	0
Brent R. Olthoff	HF Financial Corp. Pension Plan	1	7,963	0

              In order to attract and retain employees and to assist employees in preparing financially for retirement, the Compensation Committee believes that it is important to provide the Bank's employees, including the Named Executive Officers, with the opportunity to maintain a portion of their respective incomes following retirement. Along with other eligible employees, the Named Executive Officers participate in a defined benefit pension program and a retirement savings plan, which consists of an employee stock ownership plan and 401(k) plan. The Named Executive Officers are also eligible to participate in an unfunded non-qualified excess pension plan. The purpose of the excess pension plan is to restore benefits that otherwise would be payable under the pension plan if not for Internal Revenue Service limits on compensation and benefits applicable to tax-qualified plans.

               Defined Benefit Pension Plan.    The Corporation sponsors a defined benefit pension plan for its employees. An employee is eligible to participate in the pension plan upon the completion of one year of service and upon reaching the age of 21. That participation is retroactive to the previous July 1. A participant must complete five years of service before such participant earns a vested interest in accrued retirement benefits, at which time the participant is 100% vested. A participant will also be 100% vested if employment ends due to death or disability. The pension plan is funded solely through contributions made by the Corporation. It is anticipated that this obligation will be funded through the Corporation's future earnings.

              A participant is eligible for an early retirement benefit upon the attainment of age 62, provided such participant has participated in the pension plan for a minimum of five years. Currently, Mr. Hage is the only Named Executive Officer eligible for early retirement under the pension plan. The monthly benefit payable at early retirement is the actuarial equivalent of the participant's accrued monthly benefit at age 65. If a participant continues to work beyond age 65, the participant is entitled to the greater of:

  •
  such participant's benefit taking into account all service and compensation through the actual retirement date; or

  •
  the actuarial equivalent of the benefit that would have been payable had the participant retired on the normal retirement date.

              The pension plan computes benefits using a cash balance pension formula with a hypothetical account maintained separately for each participant, with such account credited annually for contributions and earnings. Each year an employer contribution equal to 6% of the participant's compensation for the plan year is allocated to that participant's account. Compensation includes, but is not limited to, wages, commissions, bonuses, overtime, and any amount a participant elects to defer under a salary reduction agreement. Compensation does not include employer contributions to employer-sponsored retirement plans or welfare plans such as life and health insurance plans, nor does it include vested stock options or SARs granted to the participant or stock awarded to the participant in the course of the participant's employment. Investment returns are credited to account balances as of the first day of each plan year for the upcoming plan year in an amount equal to the average daily rates of return for 30 year U.S. Treasury bond during the previous February. Normal retirement age is 65 with five years of service and early retirement age is 62 with five years of service.

              The normal retirement benefit is a monthly annuity based on an individual's hypothetical account balance as of benefit commencement. A participant may elect, at the time of retirement, several optional forms of benefits which are the actuarial equivalent of the normal form, such as the joint and survivor benefits for married participants or an actuarially equivalent lump sum payment. A married participant must receive a joint and 50% survivor annuity unless the participants' spouse consents to a different form of benefit.

               Excess pension plan for Executive Officers.    The Corporation also sponsors an unfunded, non-qualified excess pension plan for certain executive officers. Any executive officer of the Corporation or an affiliated organization having the title of President, Executive Vice President or Senior Vice President is automatically eligible to participate in the excess pension plan effective as of the first day of the plan year following the date that such executive becomes an executive. Executives remain eligible to participate in the excess pension plan with respect to each subsequent plan year unless removed as an executive by the Board. Currently, Mr. Hage is the only participant in the excess pension plan.

              The Corporation contributes benefits to the excess pension plan on behalf of its participants on an annual basis as follows:

  •
  if a participant was an executive as of June 30, 1999, the Corporation will contribute benefits in an amount equal to the difference between the annual benefit accruals actually credited to the participant under the pension plan under its current cash balance formula, and the amount that would have been credited to the participant under the pension plan under the benefit formula in effect prior to July 1, 1999;

  •
  benefits in an amount equal to the amount of the annual benefit accrual under the pension plan that would otherwise be denied by reason of limitations imposed under the Internal Revenue Code; and

  •
  benefits in an amount equal to the amount of employer contributions that could not be made to the Corporation's employee stock ownership plan and the Corporation's 401(k) plan by reason of limitations imposed under the Internal Revenue Code. The excess pension plan also allows participants to make contributions to the excess pension plan in the form of salary deferral contributions.

              A participant is always 100% vested in his or her salary deferral contributions to the excess pension plan. With respect to the benefits contributed by the Corporation on behalf of the participant, the participant must complete five years of service before such participant earns a vested interest in such benefits, at which time the participant is 100% vested. A participant will also be 100% vested if such participant dies or if there is a change in control of the Corporation. The payment of benefits under the excess pension plan generally starts not later than 30 days after the last day of the plan year during which the participant terminates employment with the Corporation. However, a participant may elect to receive benefits prior to his or her termination of employment.

              For information regarding the amounts contributed to the pension plan and excess pension plan accounts of the Named Executive Officers by the Corporation in fiscal 2008, see the "Summary Compensation Table" set forth above.

Nonqualified Deferred Compensation for 2008

Name (a)	Executive Contributions in Last FY ($)[1] (b)	Registrant Contributions in Last FY ($) (c)	Aggregate Earnings in Last FY ($)[2] (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($) (f)
Curtis L. Hage	37,385	0	41,787	0	516,220
Darrel L. Posegate	0	0	0	0	0
David A. Brown	0	0	0	0	0
Natalie A. Sundvold	0	0	0	0	0
Brent R. Olthoff	0	0	0	0	0

1Represents Mr. Hage's contributions pursuant to the terms of his Amended and Restated Deferred Compensation Agreement, dated July 15, 1998, all of which was reported in the "salary" column of the "Summary Compensation Table" included in this Proxy statement for Mr. Hage for 2008.

2Represents aggregate earnings on Mr. Hage's deferral account balance, $2,259 of which was reported in the "Change in Pension Value and Non-qualified Deferred Compensation Earnings" column of the "Summary Compensation Table" included in this Proxy statement as above-market interest (interest in excess of 120% of the federal long-term rate) for Mr. Hage for 2008.

               Deferred Compensation Agreement.    On July 15, 1998, the Bank entered into the Amended and Restated Deferred Compensation Agreement with Mr. Hage. Pursuant to the agreement, Mr. Hage may elect to defer an amount of his total annual base salary, which amount may be modified by his filing a subsequent signed election form, which modification (subject to certain hardship exceptions) is not effective until the following calendar year. Interest on the deferred compensation will be credited and compounded on a monthly basis to a deferral account. The annual rate of interest becomes effective each plan year and equals the Wall Street Journal prime rate plus one percent on the first business day of the plan year. Mr. Hage's deferral account balance accrued interest at an average annual rate of 8.75% during 2008.

              Pursuant to the Deferred Compensation Agreement with Mr. Hage, the Bank will pay Mr. Hage the deferral account balance in 180 monthly installments commencing on the first day of the month following the termination of Mr. Hage's employment if Mr. Hage terminates his employment under the following circumstances:

  •
  on or after the normal retirement date for reasons other than death,

  •
  before the normal retirement date, for reasons other than death, change of control or disability, or

  •
  before the normal retirement date for disability.

              The payments will be determined the first month following the termination of Mr. Hage's employment and the first day of each plan year thereafter as the payment amount to amortize the then account balance over the remaining term including interest at the applicable interest rate. Upon a change in control while Mr. Hage is in the active employ of the Bank, the Bank will pay to Mr. Hage the deferral account balance in a lump sum within 60 days after the change in control. The Bank will also distribute all or a portion of the deferred account balance upon the Bank's determination that Mr. Hage has suffered an unforeseeable financial emergency.

              If Mr. Hage's employment is terminated due to death while he is in the active service of the Bank, the Bank will pay to Mr. Hage's beneficiary the greater of:

  •
  the deferral account balance at the date of the termination due to death, or

  •
  the projected benefit, which will mean the balance that would have accumulated in the Mr. Hage's deferral account at the normal retirement date, assuming that Mr. Hage: (a) continued to defer compensation at the same rate and (b) survived to the normal retirement date.

              The Bank will pay Mr. Hage's beneficiary the deferral account balance in 180 monthly installments commencing on the first day of the month following Mr. Hage's death. The payments will be determined the first month following Mr. Hage's death and the first day of each plan year thereafter as the payment amount to amortize the then account balance over the remaining term including interest at the applicable interest rate. If Mr. Hage dies after benefits have commenced under the Deferred Compensation Agreement but before receiving all such payments, the Bank will pay to Mr. Hage's beneficiary the remaining benefits at the same time and in the same amounts as they would have been paid had Mr. Hage survived.

              In the event that Mr. Hage is terminated for "cause," as determined in accordance with his employment agreement, the Bank will not pay any benefit attributable to interest credited to the deferral account. If Mr. Hage has made any material misstatement of fact on any application for life insurance purchased by the Bank, the Bank will not pay any benefit exceeding the balance of the deferral account.

Potential Payments Upon Termination or a Change-in-Control

               Employment Agreements.    The Corporation, through its wholly owned subsidiary, the Bank, has entered into employment agreements with each of the Named Executive Officers. Under such agreements, executive officers are entitled to certain severance upon termination without "cause," absenteeism and death.

              If the executive officer is terminated for "cause" by the Bank, the Bank will pay the executive officer his or her full salary through the date of termination and will have no further obligations to the executive officer under his or her employment agreement.

              If the executive officer is terminated without "cause" by the Bank, other than by reason of absenteeism or death, the Bank will pay the executive officer:

  •
  his or her full salary through the date of termination, and

  •
  each month for twelve months one-twelfth of the total of (a) his or her monthly salary in effect at the time of termination times the number of months remaining until the expiration of his or her employment agreement, plus (b) an amount equal to one year's annual base salary.

              If the executive officer is terminated by the Bank because of absenteeism resulting from his or her mental or physical incapacity, the Bank will pay the executive officer through the last day of the month in which he or she is terminated plus an amount equal to three months base salary.

              If the executive officer is terminated due to his or her death, the Bank will pay the executive officer's spouse, beneficiary, or estate (a) the executive officer's then current salary through the last day of the month in which such death occurs, and (b) the executive officer's incentive awards under the Short-Term Incentive Plan and the Long-Term Incentive Plan in accordance with the terms of such plans.

              If the executive officer terminates his or her employment and provides 60 days written notice (as required by the agreement), the Bank will pay the executive officer his or her current salary through the month in which such termination occurs, plus one additional month's salary. If the executive officer fails to give the requisite 60-day notice, he or she will forfeit all accrued paid personal time off and the Bank will pay the executive officer his or her current salary only through the date of termination.

              Under the employment agreements, each Named Executive Officer covenants that during the term of his or her employment agreement and for a period of one year following termination of such agreement by the Bank without "cause" or by such executive officer he or she will not, directly or indirectly, engage in or assist others to engage in any business competing with the business carried on by the Bank or solicit business from any customers of the Bank in the locations where the Bank conducts business. Generally, all severance payments under the employment agreements are conditioned upon the executive officer's compliance with these non-compete provisions and any such severance payments must be returned by the executive officer to the Bank if he or she violates these non-compete provisions. Additionally, the executive officers may not during their employment and for one year thereafter induce or attempt to induce any person who is an employee of the Bank to leave the employ of the Bank or engage in any business that competes with the Bank. The executive officers further agree not to disclose to anyone inside or outside the Bank or use for their own benefit or the benefit of others any confidential, trade secret and proprietary information of the Bank.

              Under the employment agreements, "cause" means termination upon (a) material violation of a law or regulation that: (i) governs the employee's conduct as an officer of the Bank, or (ii) in the reasonable opinion of the Bank affects the executive officer's fitness to serve in his or her position, (b) substantial neglect of the executive officer's duties, (c) action or inaction, which materially and adversely impacts the Bank's safety, soundness, security, assets, customers or employees, (d) dishonesty of a material nature, (e) failure to comply with Bank material rules, regulations or policies, (f) engaging in personal conduct which, when considering the executive officer's position with the Bank, would materially detract from its business reputation in the community served, (g) material breach of any material covenant or condition of the employment agreement, and (h) willful and material misconduct.

              In the event a Named Executive Officer is terminated in connection with a "change-in-control," as defined in his or her change-in-control agreement, the executive officer will be entitled to the severance benefits set forth in the change-in-control agreement, in lieu of the severance benefits set forth in his or her respective employment agreement.

               Change-In-Control Agreements.    The Corporation, through its wholly owned subsidiary, the Bank, has entered into change-in-control agreements with each of the Named Executive Officers, each of which commenced on July 2, 2007 and continues in effect while the executive officer is employed with the Bank; provided, however, that if the executive officer gives notice of non-extension of his or her employment agreement, his or her change-in-control agreement will terminate when his or her employment agreement terminates.

              Following a "change-in-control" and upon termination of the executive officer's employment (a) by the Bank for any reason other than death or "cause," or (b) by the executive officer for "good reason," the executive officer will be entitled to the following benefits:

                  (i)           full annual base salary through the date of termination;

                  (ii)          any incentive payment under the Bank's Short-Term Incentive Plan he or she has a right to receive on the last day of the fiscal year prior to his or her date of termination;

                  (iii)         any incentive payment under the Bank's Long- Term Incentive Plan that has accrued to him or her as of the first day of the month prior to his or her date of termination;

                  (iv)         (1) for up to 36 months after the date of termination, health and dental insurance substantially similar to the coverage available to the executive officer immediately prior to termination, and (2) for up to 18 months after the date of termination, life, disability and other welfare benefits substantially similar to the coverage available to the executive officer immediately prior to termination;

                  (v)          any benefits payable under the Excess Pension Plan;

                  (vi)         any benefits payable under the Deferred Compensation Agreement;

                  (vii)        certain out-placement counseling services not to exceed $10,000;

                  (viii)       certain financial planning and tax preparation expenses not to exceed $5,000;

                  (ix)         lump sum payment equal to the value of any other fringe benefits or perquisites provided to the executive officer immediately prior to the date of termination; and

                  (x)          acceleration of vesting of all outstanding awards under the Corporation's 2002 Stock Option and Incentive Plans in accordance with the terms thereof.

              In addition to the above, the Bank will pay a lump sum severance payment equal to a multiple times the sum of (a) the executive officer's annual base salary in effect at the time notice of termination is given or immediately prior to the date of the change-in-control, whichever is greater, and (b) the amount determined as follows: (i) the amount that the executive officer had accrued during the plan year under the Corporation's Short-Term Incentive Plan as of the first of the month following the month in which the change-in-control occurred, annualized by dividing the amount accrued by the number of months from the start of the plan year to the first of the month following the month in which the change-in-control occurred multiplied by twelve; plus, (ii) the amount of each of the short-term incentive awards, if any, awarded to the executive officer in the three years immediately prior to the change-in-control divided by four. The multiple for Mr. Hage is 2.99, the multiple for Mr. Posegate is 2.0, and the multiple for each of Mr. Brown, Mr. Olthoff and Ms. Sundvold is 1.5. Such severance payments are conditioned upon compliance with the non-compete provisions of the executive officer's employment agreement and any payments made must be returned by the executive officer to the Bank if he or she violates such non-compete provisions.

              In addition to the above, Mr. Hage, Mr. Posegate and Mr. Brown are entitled to a lump sum payment equal to 18 months of membership dues of the country club(s) to which the executive officer is a member on the date of termination.

              No benefits are payable under the change-in-control agreements following a change-in-control if the executive officer is terminated because of his or her death, by the Bank for "cause," or by the executive officer other than for "good reason."

              The change-in-control agreement for Mr. Hage provides that if any amount or benefit to be paid or provided under such agreement would be an "excess parachute payment," within the meaning of Section 280G of the Internal Revenue Code, then the Bank will make a tax gross up payment to or on behalf of Mr. Hage that will be sufficient to pay in full any federal, state and local income taxes, social security and other employment taxes, and excise and additional excise taxes. The change-in-control agreements for each of Messrs. Posegate, Brown and Olthoff and Ms. Sundvold provide that if any payment or distribution (or portion thereof) by the Bank to or for the benefit of such executive officers would be nondeductible by the Bank for federal income tax purposes because of Section 280G of the Internal Revenue Code, then such payment or benefit will be reduced to an amount, not less than zero, that maximizes the aggregate present value of such payments or benefits without causing such to be nondeductible by the Bank.

              Under the change-in-control agreements, "change-in-control" means (a) a change-in-control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such reporting requirement, (b) the public announcement by the Corporation or any person that such person has become the beneficial owner, directly or indirectly, of securities of the Corporation (i) representing 20% or more, but not more than 50%, of the combined voting power of the Corporation's then outstanding securities unless the transaction resulting in such ownership has been approved in advance by the continuing directors, or (ii) representing more than 50% of the combined voting power of the Corporation's then outstanding securities (regardless of any approval by the continuing directors); provided, however, that notwithstanding the foregoing, no change-in-control shall be deemed to have occurred by reason of the ownership of 20% or more of the total voting capital stock of the Corporation then issued and outstanding by the Corporation, any subsidiary of the Corporation or any employee benefit plan of the Corporation or of any subsidiary of the Corporation or any entity holding shares of its common stock organized, appointed or established for, or pursuant to the terms of, any such plan, (c) any acquisition of control as defined in 12 Code of Federal Regulations Section 574.4, or any successor regulation, of the Corporation which would require the filing of an application for acquisition of control or notice of change-in-control in a manner which is set forth in 12 CFR Section 574.3, or any successor regulation, (d) the continuing directors cease to constitute a majority of the Corporation's Board of Directors, or (e) the stockholders of the Corporation approve (i) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of the Corporation stock would be converted into cash, securities or other property, other than a merger of the Corporation in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger, (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation, or (iii) any plan of liquidation or dissolution of the Corporation.

              Under the change-in-control agreements, "cause" has the same meaning as set forth in the employment agreements, and as defined above in this Proxy Statement. "Good Reason" means termination by the executive officer upon the occurrence, without his or her express written consent, of any one of the more of the following: (a) the assignment to the executive officer of any duties inconsistent in any respect with the executive officer's position (including status, offices, titles, and reporting requirements), authorities, duties, or other responsibilities as in effect immediately prior to the change-in-control or any other action of the Bank which results in a diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by the Bank promptly after receipt of notice thereof give by the executive officer, (b) a reduction by the Bank in the executive officer's base salary as in effect on the date hereof or as the same shall be increased from time-to-time, (c) the failure by the Bank to (i) continue in effect any material compensation or benefit plan, program, policy or practice in which the executive officer was participating at the time of the change-in-control, or (ii) provide the executive officer with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program, policy and practice as in effect immediately prior to the change-in-control (or as in effect following the change-in-control, if greater), (d) the failure of the Bank to obtain a satisfactory agreement from any successor to the Bank to assume and agree to perform under the change-in-control agreement, and (e) any purported termination by the Bank of the executive officer's employment that is not effected pursuant to a

"Notice of Termination." "Notice of Termination" means a written notice that (1) indicates the specific termination provision in the change-in-control agreement relied upon, (2) sets forth the date of termination, and (3) sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the executive officer's employment under the provision so indicated.

               Short-Term Incentive Plan.    Except as provided below, if during the fiscal year of the Bank, a participant terminates his or her employment or if the Bank terminates the employment of the participant during that same period, all rights to an award under the plan for that year are forfeited. If the employment of a participant terminates after the end of the fiscal year, but before benefits earned during such year are paid, the rights to such benefits are not forfeited. If a participant dies, becomes disabled, retires, or is entitled to benefits under a change-in-control agreement during a plan year, they or their designated beneficiary will receive an incentive payment for the partial year based on the number of months from the start of the plan year to the first of the month following the month in which the death, disability, retirement, or the date of termination occurs. The form and timing of the payment following a change in control are governed by the participant's change-in-control agreement.

               Long-Term Incentive Plan.    Except as provided below, if the employment of a participant terminates during the fiscal year for which performance is being measured and which might result in an award, all rights to an award under the plan are forfeited. If a participant dies during a plan year, they or their designated beneficiary will receive, in cash, an incentive payment for the partial year based on the number of months from the start of the plan year to the first month following the month in which the death occurred. If a participant is entitled to benefits under a change-in-control agreement, the participant will receive, in cash, an incentive payment for the partial year based on the number of months from the start of the plan year to the first day of the month following the month in which the date of termination occurs. The form and timing of this payment are governed by the change-in-control agreement. Once stock appreciation rights, stock options and/or restricted stock have been awarded, the terms of the HF Financial Corp. 2002 Stock Option and Incentive Plan will control.

               2002 Stock Option and Incentive Plan and related award agreements.    In years prior to 2008, Messrs. Posegate, Brown and Olthoff and Ms. Sundvold were awarded stock options, stock appreciation rights and/or restricted stock under the Corporation's 2002 Stock Option and Incentive Plan, and Mr. Hage was awarded stock options and restricted stock under such plan. Under the terms of the 2002 Stock Option and Incentive Plan and related award agreements, all unvested stock options, stock appreciation rights and restricted stock awards automatically fully vest upon the participant's death.

Payments Upon Termination

              The following table provides quantitative disclosure of the estimated payments and benefits that would be provided to our Named Executive Officers upon their termination, including their termination in connection with a change in control of the Corporation. The benefits set forth below are calculated as if the Named Executive Officer's termination occurred on June 30, 2008, the last business day of the 2008 fiscal year. Each Named Executive Officer is entitled to receive amounts earned during the term of his employment. These amounts include base salary, benefits accrued under the Short-Term Incentive Plan, Long-Term Incentive Plan, 401(k) Plan, ESOP, Pension Plan and Excess Pension and, in the case of Mr. Hage, his deferral account under the Deferred Compensation Agreement, and are not reflected in the below table. Consequently, the below table reflects only the additional compensation the Named Executive Officers are entitled to upon their termination.

              See the (a) "Grants of Plan-Based Awards" table for the amount of the Named Executive Officers' cash incentive awards and long-term equity awards earned in 2008 under the Corporation's Short-Term Incentive Plan and Long-Term Incentive Plan, (b) "2008 Pension Benefits" for the actuarial present value of accumulated benefits payable to each of the Named Executive Officers under the Corporation's Pension Plan and Excess Pension Plan, and (c) "Nonqualified Deferred Compensation" table for the amount of Mr. Hage's aggregate deferral account under the Deferred Compensation Agreement.

Named Executive Officer	Cash Severance Payment ($)		Acceleration of Outstanding Stock Options, SARs, and Restricted Stock Awards ($)		Other Benefits ($)		Total Termination Benefits ($)
Curtis L. Hage
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	691,380		0		0		691,380
Termination by Mr. Hage with 60 days notice	28,808		0		413,291	[12]	442,099
Termination by Mr. Hage without 60 days notice	0		0		413,291	[12]	413,291
Termination by the Bank because of Disability	86,423		0		413,291	[12]	499,714
Termination because of Death	0		590,973	[1]	591,950	[2]	1,182,923
Termination because of Retirement	0		0		0		0
Termination following Change in Control	1,217,017	[4]	590,973	[3]	531,089	[7]	2,339,079
Darrel L. Posegate
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	460,000		0		0		460,000
Termination by Mr. Posegate with 60 days notice	19,167		0		0		19,167
Termination by Mr. Posegate without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	57,500		0		0		57,500
Termination because of Death	0		455,259	[1]	0		455,259
Termination because of Retirement	0		0		0		0
Termination following Change in Control	603,220	[5]	455,259	[3]	59,440	[8]	1,117,919
David A. Brown
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	298,000		0		0		298,000
Termination by Mr. Brown with 60 days notice	12,417		0		0		12,417
Termination by Mr. Brown without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	37,250		0		0		37,250
Termination because of Death	0		239,007	[1]	0		239,007
Termination because of Retirement	0		0		0		0
Termination following Change in Control	290,341	[6]	239,007	[3]	58,697	[9]	588,045
Natalie A. Sundvold
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	244,000		0		0		244,000
Termination by Ms. Sundvold with 60 days notice	10,167		0		0		10,167
Termination by Ms. Sundvold without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	30,500		0		0		30,500
Termination because of Death	0		203,440	[1]	0		203,440
Termination because of Retirement	0		0		0		0
Termination following Change in Control	235,518	[6]	203,440	[3]	50,241	[10]	489,200
Brent R. Olthoff
Termination by Us for "Cause"	0		0		0		0
Termination by Us Without "Cause" with 60 days notice	240,000		0		0		240,000
Termination by Mr. Olthoff with 60 days notice	10,000		0		0		10,000
Termination by Mr. Olthoff without 60 days notice	0		0		0		0
Termination by the Bank because of Disability	30,000		0		0		30,000
Termination because of Death	0		7,254	[1]	0		7,254
Termination because of Retirement	0		0		0		0
Termination following Change in Control	230,946	[6]	7,254	[3]	50,268	[11]	288,467

1Amount reflects the acceleration of vesting of all unvested stock options, stock appreciation rights and restricted stock awards upon death. This value is based upon the closing sale price of our common stock on June 30, 2008 of $16.30.

2Amount reflects (a) the estimated additional benefit that Mr. Hage would be entitled to under his Deferred Compensation Agreement assuming he passed on June 30, 2008, which is before his normal retirement date (this amount is in addition to his aggregate deferral account of $516,220 as of June 30, 2008), and (b) estimated interest that would accrue on the deferral account balance until paid in full assuming an annual rate of interest of 8.75%. See the narrative to the "Nonqualified Deferred Compensation" table for further discussion of these additional benefits upon Mr. Hage's termination as a result of death.

3Amount reflects the acceleration of vesting of all unvested stock options, stock appreciation rights and restricted stock awards upon a change-in-control. This value is based upon the closing sale price of our common stock on June 30, 2008 of $16.30.

4Reflects the amount that is the product of 2.99 times the sum of (a) the executive officer's 2008 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2008.

5Reflects the amount that is the product of 2 times the sum of (a) the executive officer's 2008 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2008.

6Reflects the amount that is the product of 1.5 times the sum of (a) the executive officer's 2008 base salary, plus (b) the average short-term cash incentive award received by the executive officer over the last 4 years, including 2008.

7Includes (a) health and dental insurance for 36 months (present value) of $23,688, (b) life, disability and welfare benefits for 18 months (present value) of $2,147, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, (e) country club dues for 18 months (present value) of $8,628 and (f) a tax gross up under Section 280G of the Internal Revenue Code of $481,626.

8Includes (a) health and dental insurance for 36 months (present value) of $33,954, (b) life, disability and welfare benefits for 18 months (present value) of $1,858, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, and (e) country club dues for 18 months (present value) of $8,628.

9Includes (a) health and dental insurance for 36 months (present value) of $33,954, (b) life, disability and welfare benefits for 18 months (present value) of $1,475, (c) out-placement counseling services of $10,000, (d) financial planning and tax preparation expenses of $5,000, and (e) country club dues for 18 months (present value) of $8,268.

10Includes (a) health and dental insurance for 36 months (present value) of 33,954, (b) life, disability and welfare benefits for 18 months (present value) of $1,287, (c) out-placement counseling services of $10,000, and (d) financial planning and tax preparation expenses of $5,000

11Includes (a) health and dental insurance for 36 months (present value) of 33,954, (b) life, disability and welfare benefits for 18 months (present value) of $1,314, (c) out-placement counseling services of $10,000, and (d) financial planning and tax preparation expenses of $5,000

12Reflects additional interest that would accrue on Mr. Hage's deferral account balance until paid in full, assuming an annual rate of interest of 8.75%. See the narrative to the "Nonqualified Deferred Compensation" table for further discussion of this additional benefit under Mr. Hage's Deferred Compensation Agreement.

Director Compensation

              Each director of the Company is also a director of the Bank. In fiscal 2008, each non-employee director who served as a member of the Board of Directors during the entire fiscal year, received an aggregate of 1,140 shares of restricted Common Stock pursuant to the 2002 Stock Option and Incentive Plan. Director Day was elected to the Board of Directors on November 14, 2007, and received an award of 1,227 shares of restricted Common Stock pursuant to the 2002 Stock Option and Incentive Plan. Commencing with fiscal 2009, and continuing with each subsequent year, restricted stock awards will be made in November to align the grant date with the board members' term of service.

              Non-employee directors serving on each of the Personnel, Compensation and Benefits Committee and the Nominating and Corporate Governance Committee also receive a meeting fee of $400 for each committee meeting they attend. Non-employee directors (other than the Chairman) serving on the Audit Committee receive a meeting fee of $600 for each committee meeting they attend, and the Chairman of the Audit Committee receives a fee of $800 for each meeting attended. Employee directors receive no fees or other awards for their service as a director.

              The following table reflects the compensation paid to the Corporation's non-employee directors for 2008. The compensation paid to Mr. Hage, the Corporation's Chairman, President and

Chief Executive Officer, is presented above in the Summary Compensation Table and the related explanatory tables.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)[1,2] (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Curtis J. Bernard, Director	6,000	20,000	0	0	0	0	26,000
Charles T. Day, Director	4,000	20,000	0	0	0	0	24,000
Christine E. Hamilton, Director	7,600	20,000	0	0	0	0	27,600
Robert L. Hanson, Director	6,000	20,000	0	0	0	0	26,000
Bill Pederson, Director	6,000	20,000	0	0	0	0	26,000
Thomas L. Van Wyhe, Director	7,600	20,000	0	0	0	0	27,600

1The shares of restricted Common Stock vest on the first anniversary of the date of issuance and in accordance with provisions of the Company's 2002 Stock Plan. Amount shown reflects the dollar amount recognized for financial statement reporting purposes, in compliance with FAS 123R, for restricted stock granted with respect to the fiscal year ended June 30, 2008. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 16 of the Notes to Consolidated Financial Statements in our Form 10-K. These amounts reflect the Corporation's accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors with respect to these awards. These grants were made under the Corporation's 2002 Stock Option and Incentive Plan. As of June, 30, 2008, the directors indicated in the table above held the following shares of unvested restricted stock: Bernard—1,140; Day—1,227; Hamilton—1,140; Hanson—1,140; Pederson—1,140; Van Wyhe—1,140.

2The grant date fair value of the equity awards granted in fiscal 2008 computed in accordance with FAS 123(R) for the directors indicated in the table above was as follows: Bernard—$17.55; Day—$16.30; Hamilton—$17.55; Hanson—$17.55; Pederson—$17.55; Van Wyhe—$17.55. Dividends are paid on restricted stock awards at the same rate as our common stock.

Personnel, Compensation And Benefits Committee Interlocks and Insider Participation

              As stated above, in fiscal 2008, the members of the Personnel, Compensation and Benefits Committee were Mr. Pederson, Mr. Day, Ms. Hamilton and Mr. Van Wyhe. During fiscal 2008, none of the Corporation's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity whose executive officers served on the Corporation's Personnel, Compensation and Benefits Committee or Board of Directors. No current or past officer or employee of the Corporation or any of its subsidiaries served on the Personnel, Compensation and Benefits Committee during fiscal 2008. No member of the Personnel, Compensation and Benefits Committee had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act, other than described in this proxy under the heading "Certain Relationships."

Certain Transactions

              The Bank, like many financial institutions, has followed a policy of granting officers, directors and employees loans secured by the borrower's residence, consumer loans and commercial loans. Consumer loans to employees are originated at market rates and terms currently available to the public, and modified to one percent below the market rate. Modifications are not made on loans granted with special promotional rates. In addition, in connection with single-family mortgage loans made to employees, origination fees up to one percent and the underwriting fees are waived for qualified employee applicants, no more than once every twelve months. If the employee relationship ceases, the terms of the loan revert back to the terms that would have applied except for the employee-employer relationship.

              Loans by the Bank to its officers and directors are not prohibited under Section 402 of the Sarbanes-Oxley Act of 2002 because the Bank is an insured depository institution and such loans are subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act. Loans by the Bank to its officers and directors are also subject to the Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of the Bank and federal laws that require all such loans be made on terms and conditions comparable to those for similar transactions with non-affiliates. All loans by the Bank to its officers and directors are made in the ordinary course of business; are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank; and do not involve more than the normal risk of collectability or present other unfavorable features. All loans from the Bank to its officers, directors, key employees or their affiliates are approved by the Bank's Loan Committee and ratified by the Bank's Board of Directors.

Policy on Review, Approval or Ratification of Transactions with Related Persons

              The Board of Directors has adopted a written statement of policy with respect to transactions involving the Bank and "related persons" (generally the executive officers (anyone in the position of senior vice president or above), directors and principal shareholders and their immediate family members). All employee loans (other than loans to related persons) must be approved by a senior vice president authorized to grant credit, and all loans to related persons require prior approval by the Audit Committee.

              The Corporation intends that all transactions between the Corporation or the Bank and its officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Corporation than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of disinterested members of the Audit Committee.

              Additionally, all transactions with affiliates (an affiliate of a savings association includes the parent company, which controls the savings association and any other company that is controlled by the parent company, which controls the savings association) require the prior approval of a member of the executive management team.

Report of the Audit Committee

              The following Audit Committee Report will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent the Corporation specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

              The Audit Committee of the Board of Directors is responsible for, among other things, providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee is currently composed of four directors, each of whom is an "independent director" as defined in the NASDAQ Marketplace Rules and is "independent" as defined in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act, pursuant to the exemption set forth in Rule 10A-3(b)(1)(iv)(B) of the Exchange Act. The Audit Committee operates pursuant to a written charter approved by the Board of Directors.

              Management is responsible for the Corporation's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

              In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the Corporation's audited financial statements for the fiscal year ended June 30, 2008. The Audit Committee discussed with the independent accountants the matters required by Statement on Auditing Standards No. 114 (The Auditor's Communication with Those Charged with Governance). The Audit Committee also received written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants that firm's independence.

              Based upon the Audit Committee's discussions with management and the independent accountants and based upon the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2008, to be filed with the SEC.

              Eide Bailly, LLP ("Eide") served as the Corporation's independent registered public accounting firm for the fiscal year ended June 30, 2008 and fiscal year ended June 30, 2007. Fees billed to the Corporation by Eide for fiscal year 2008 and 2007 are set forth below.

    Fees for Fiscal Year Ended June 30, 2008:

              Audit Fees.    Eide billed a total amount of $120,500 for professional services rendered for the audit of the Corporation's various annual financial statements and related attestation services for the fiscal year ended June 30, 2008, and the reviews of the financial statements included in the Corporation's Forms 10-Q for the 2008 fiscal year.

              Audit-Related Fees.    Eide billed a total amount of $14,000 for professional services rendered for audit-related services primarily related to the audit of the Corporation's pension plan and retirement savings plan during the fiscal year ended June 30, 2008.

              Tax Fees.    Eide performed no professional tax services for the fiscal year ended June 30, 2008.

              All Other Fees.    Eide billed a total amount of $3,351 for professional services rendered in connection with employment background screenings during the fiscal year ended June 30, 2008.

              The Audit Committee considers that the provision of the services referenced above to the Corporation is compatible with maintaining independence by Eide.

    Fees for Fiscal Year Ended June 30, 2007:

              Audit Fees.    Eide billed a total amount of $110,000 for professional services rendered for the audit of the Corporation's various annual financial statements and related attestation services for the fiscal year ended June 30, 2007, and the reviews of the financial statements included in the Corporation's Forms 10-Q for the 2007 fiscal year.

              Audit-Related Fees.    Eide billed a total amount of $14,000 for professional services rendered for audit related services primarily related to the audit of the Corporation's pension plan and retirement savings plan during the fiscal year ended June 30, 2007.

              Tax Fees.    Eide performed no professional tax services for the fiscal year ended June 30, 2007.

              All Other Fees.    Eide billed a total amount of $5,200 for professional services rendered in connection with employment background screenings during the fiscal year ended June 30, 2007.

              The Audit Committee considers that the provision of the services referenced above to the Corporation is compatible with maintaining independence by Eide.

HF Financial Inc. Audit Committee

2008 Members

Robert L. Hanson (Chair)
Curtis J. Bernard
Christine E. Hamilton
Thomas L. Van Wyhe

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers, and persons who own more than 10% of a registered class of the Corporation's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations from its executive officers and directors that no other reports were required, the Corporation believes that during the fiscal year ended June 30, 2008, all of its officers, directors and greater than 10% beneficial owners have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended June 30, 2008.

CODE OF CONDUCT AND ETHICS

              The Board of Directors has adopted a Code of Conduct and Ethics that applies to all of the Corporation's directors, officers and employees, including its principal executive officer and principal financial and accounting officer. The full text of the Code of Conduct and Ethics is available to stockholders on the Corporation's website at http://www.homefederal.com/AboutHomeFederal/HFFinancialCorp. Amendments and modifications to, and waivers of, the Code of Conduct and Ethics will be promptly disclosed by the Corporation, to the extent required under the Exchange Act and the NASDAQ Marketplace Rules, on a current report on Form 8-K.

INDEPENDENT PUBLIC ACCOUNTANTS

              Eide Bailly, LLP provided services to the Corporation during the fiscal year ended June 30, 2008, which included, among other things, the examination of the Corporation's Annual Report on Form 10-K and timely reviews of the Corporation's Quarterly Reports on Form 10-Q. The Audit Committee has also approved Eide Bailly, LLP as the Corporation's independent registered public accounting firm for the fiscal year ending June 30, 2009. A representative of Eide Bailly, LLP is expected to be present at the Meeting, will have an opportunity to make a statement, if such representative so desires, and will be available to respond to appropriate questions concerning the financial statements of the Corporation.

 STOCKHOLDER PROPOSALS

              In order to be eligible for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices, 225 South Main Avenue, Sioux Falls, South Dakota 57104, no later than June 17, 2009. Any such proposals must be in accordance with the provisions of Rule 14a-8 of the Exchange Act, as supplemented or modified. Stockholders who intend to present a proposal at next year's annual meeting of stockholders without including such proposal in the Corporation's proxy statement must provide the Corporation with notice of such proposal not less than 30 days prior to the date of next year's annual meeting of stockholders. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT

              The Corporation's Summary Annual Report and Annual Report on Form 10-K for the fiscal year ending June 30, 2008, including financial statements, is being mailed with this proxy statement to stockholders entitled to notice of the Meeting.

OTHER MATTERS

              The Board of Directors does not intend to bring before the Meeting any business other than the election of directors as set forth in this Proxy Statement and has not been informed that any other business is to be presented at the Meeting. However, if any matters other than those referred to in this Proxy Statement should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment. If any other matters properly come before the Meeting holders of the proxies will act in accordance with their best judgment.

By Order of the Board of Directors,

Pamela F. Russo Corporate Secretary

Sioux Falls, South Dakota
October 15, 2008

PROXY

PROXY CARD
HF FINANCIAL CORP.
ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 19, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Curtis J. Bernard, Charles T. Day, Robert L. Hanson and William G. Pederson each with the power to act alone and with full power of substitution, to act as attorneys and proxies for the undersigned to represent and vote all shares of common stock, par value $0.01 per share, of HF Financial Corp. (the "Corporation"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on November 19, 2008, at the Best Western Ramkota Inn located at 3200 West Maple Street, Sioux Falls, South Dakota at 2:00 p.m., Central Standard Time, and at any and all adjournments thereof, as specified on the reverse side of this proxy.

        THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREON AND FOR THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY, LLP, AS AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2009. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side) Note that changes to registered name(s) on an account may not be submitted via this method

FOLD AND DETACH HERE

You can now access your HF Financial Corp. account online.

Access your HF Financial Corp. stockholder account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, Transfer Agent for HF Financial Corp., now makes it easy and convenient to get current information on your stockholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

Mark here for Address Change or Comments	☒
PLEASE SEE REVERSE SIDE

The Board of Directors recommends a vote "FOR" the election of the nominees listed below, and the ratification of the appointment of Eide Bailly, LLP.

ITEM 1.	To elect as directors all nominees listed	FOR ALL ☐	WITHHELD FOR ALL ☐	FOR ALL EXCEPT ☐	ITEM 2.	To ratify the appointment of Eide Bailly, LLP as auditors of the Corporation for the fiscal year ending June 30, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
INDIVIDUAL NOMINEE MARK "FOR ALL EXCEPT"
ABOVE AND STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST BELOW.

  Nominees:
  01 Curtis L. Hage
  02 Christine E. Hamilton
  03 Thomas L. Van Wyhe

Signature(s)	Date

Please date and sign exactly as your name appears on this card. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person, giving full title as such. If shares are held jointly, each stockholder must sign.

FOLD AND DETACH HERE

Vote by Internet or Telephone
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Standard Time on November 18, 2008.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/hffc	OR	Telephone 1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.homefederal.com

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on November 19, 2008
ANNUAL MEETING OF STOCKHOLDERS November 19, 2008
PROPOSAL I—ELECTION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF CONDUCT AND ETHICS
INDEPENDENT PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER MATTERS